Exhibit 99.1
COUSINS PROPERTIES INCORPORATED
Quarterly Information Package
For the Quarter Ended March 31, 2009
TABLE OF CONTENTS

Press Release	1

Condensed Consolidated Statements of Income	4

Funds From Operations	5

Condensed Consolidated Balance Sheets	6

Key Ratios and Supplemental Information	7

Net Income and Funds From Operations — Supplemental Detail	8

Development Pipeline	15

Portfolio Listing	16

Same Property Information	19

Square Feet Expiring:
Office	20
Retail	21
Industrial	22

Top 25 Largest Tenants	23

Inventory of Land Held	24

Inventory of Residential Lots	26

Inventory of Multi-Family Units Held for Sale	28

Debt Outstanding	29

Reconciliations of Non-GAAP Financial Measures	30

Discussion of Non-GAAP Financial Measures	35
Certain matters contained in this package are forward-looking statements within the meaning of the federal securities laws and are subject to uncertainties and risks. These include, but are not limited to, general and local economic conditions (including the current general recession and state of the credit markets), local real estate conditions (including the overall condition of the residential markets), the activity of others developing competitive projects, the risks associated with development projects (such as delay, cost overruns and leasing/sales risk of new properties), the cyclical nature of the real estate industry, the financial condition of existing tenants, interest rates, the Company’s ability to obtain favorable financing or zoning, environmental matters, the effects of terrorism, the ability of the Company to close properties under contract and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including the risks identified in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2008. The words “believes,” “expects,” “anticipates,” “estimates” and similar expressions are intended to identify forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in any forward-looking statements are reasonable, the Company can give no assurance that such plans, intentions or expectations will be achieved. Such forward-looking statements are based on current expectations and speak only as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise.

News Release
FOR IMMEDIATE RELEASE

CONTACT:

James A. Fleming	Cameron Golden
Executive Vice President and	Director of Investor Relations and
Chief Financial Officer	Corporate Communications
(404) 407-1150	(404) 407-1984
jimfleming@cousinsproperties.com	camerongolden@cousinsproperties.com
Website address: www.cousinsproperties.com
COUSINS PROPERTIES REPORTS RESULTS FOR
QUARTER ENDED MARCH 31, 2009
          ATLANTA (May 5, 2009) — Cousins Properties Incorporated (NYSE:CUZ) today reported its results of operations for the quarter ended March 31, 2009. All per share amounts are reported on a diluted basis; basic per share data is included in the Condensed Consolidated Statements of Income accompanying this release.
          Funds from Operations Available to Common Stockholders (“FFO”) was $7.6 million, or $0.15 per share, for the first quarter of 2009 compared with FFO of $13.8 million, or $0.27 per share, for the first quarter of 2008. Net Income Available to Common Stockholders (“Net Income Available”) was $160.6 million, or $3.13 per share, compared with Net Income Available of $1.8 million, or $0.04 per share, for the first quarter of 2008.
First quarter highlights of the Company included the following:

•	As a result of a distribution from the venture to the partners, recognized approximately $167 million of deferred gain related to the June 2006 Avenue Fund transaction with Prudential.

•	Sold a ground-leased outparcel at The Avenue Webb Gin for approximately $1.8 million, generating pre-tax FFO of approximately $582,000.

•	Executed or renewed leases covering approximately 80,000 square feet of office space and 72,000 square feet of retail space.

Other highlights subsequent to quarter end included the following:

•	In April 2009, repaid in full the $83.3 million mortgage note payable secured by the San Jose MarketCenter for approximately $70 million. The Company anticipates recognizing a gain on extinguishment of this debt of approximately $12.7 million in the second quarter of 2009.

•	Executed a 50,000 square foot lease with Firethorn Holdings, LLC in Terminus 200, a 25-story office building under construction at the Company’s Terminus development in Atlanta, Georgia.
191 Peachtree Street NE • Suite 3600 • Atlanta, Georgia 30303-1740 • 404/407-1000 • FAX 404/407-1002
-MORE-

CUZ Reports First Quarter Results

May 5, 2009
          At March 31, 2009, the Company’s portfolio of operational office buildings was 90% leased, its portfolio of operational retail centers was 83% leased and its operational industrial buildings were 40% leased.
          “In an extremely challenging leasing environment, our leasing team made good progress during the first quarter, leasing new space and renewing existing space,” said Tom Bell, Chairman and CEO of Cousins. “Our recently executed lease of two floors at Terminus 200 provides an encouraging start to the leasing of this asset. Equally encouraging was the purchase of our San Jose MarketCenter note at 84 cents on the dollar, which is a testament to our ability to put our strong balance sheet to work in this environment. We will continue to seek other opportunities that emerge while focusing on maintaining and strengthening our existing assets.”
          The Condensed Consolidated Statements of Income, Condensed Consolidated Balance Sheets and a schedule entitled Funds From Operations, which reconciles Net Income Available to FFO, are attached to this press release. More detailed information on Net Income Available and FFO results is included in the “Net Income and Funds From Operations-Supplemental Detail” schedule which is included along with other supplemental information in the Company’s Current Report on Form 8-K, which the Company is furnishing to the Securities and Exchange Commission (“SEC”), and which can be viewed through the “Quarterly Disclosures” and “SEC Filings” links on the Investor Relations page of the Company’s website at www.cousinsproperties.com. This information may also be obtained by calling the Company’s Investor Relations Department at (404) 407-1984.
          The Company will conduct a conference call at 2:00 p.m. (Eastern Time) on Wednesday, May 6, 2009, to discuss the results of the quarter ended March 31, 2009. The number to call for this interactive teleconference is (303) 275-2170. A replay of the conference call will be available for 14 days by dialing (303) 590-3000 and entering the passcode 11129149#. The replay can be accessed on the Company’s website, www.cousinsproperties.com, through the “Q1 2009 Cousins Properties Incorporated Earnings Conference Call” link on the Investor Relations page, as well as at www.streetevents.com and www.earnings.com. The rebroadcast will be available on the Investor Relations page of the Company’s website for 14 days.
          Cousins Properties Incorporated is a leading diversified real estate company with extensive experience in development, acquisition, financing, management and leasing. Based in Atlanta, the Company actively invests in office, multi-family, retail, industrial and land development projects. Since its founding in 1958, Cousins has developed 20 million square feet of office space, 20 million square feet of retail space, more than 4,000 multi-family units and more than 60 single-family neighborhoods. The Company is a fully integrated equity real estate investment trust (REIT) and trades on the New York Stock Exchange under the symbol CUZ. For more, please visit www.cousinsproperties.com.
-MORE-

CUZ Reports First Quarter Results

May 5, 2009
          Certain matters discussed in this news release are forward-looking statements within the meaning of the federal securities laws and are subject to uncertainties and risk. These include, but are not limited to, general and local economic conditions (including the current general recession and state of the credit markets), local real estate conditions (including the overall condition of the residential markets), the activity of others developing competitive projects, the risks associated with development projects (such as delay, cost overruns and leasing/sales risk of new properties), the cyclical nature of the real estate industry, the financial condition of existing tenants, interest rates, the Company’s ability to obtain favorable financing or zoning, environmental matters, the effects of terrorism, the ability of the Company to close properties under contract and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including those described in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2008. The words “believes,” “expects,” “anticipates,” “estimates” and similar expressions are intended to identify forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in any forward-looking statement are reasonable, the Company can give no assurance that these plans, intentions or expectations will be achieved. Such forward-looking statements are based on current expectations and speak as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited, in thousands, except per share amounts)

	Three Months Ended
	March 31,
	2009	2008
REVENUES:
Rental property revenues	$37,509	$34,307
Fee income	8,044	7,558
Residential lot and outparcel sales	2,548	1,744
Interest and other	986	1,360

	49,087	44,969

COSTS AND EXPENSES:
Rental property operating expenses	17,313	13,439
General and administrative expenses	9,762	10,599
Reimbursed general and administrative expenses	4,228	3,786
Depreciation and amortization	13,056	11,265
Residential lot and outparcel cost of sales	1,730	946
Interest expense	10,430	6,275
Other	1,546	1,755

	58,065	48,065

LOSS FROM CONTINUING OPERATIONS BEFORE TAXES, INCOME FROM UNCONSOLIDATED JOINT VENTURES AND NONCONTROLLING INTERESTS	(8,978)	(3,096)

BENEFIT FOR INCOME TAXES FROM OPERATIONS	3,941	3,217

INCOME FROM UNCONSOLIDATED JOINT VENTURES	1,820	2,817

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE GAIN ON SALE OF INVESTMENT PROPERTIES	(3,217)	2,938

GAIN ON SALE OF INVESTMENT PROPERTIES, NET OF APPLICABLE INCOME TAX PROVISION	167,434	3,792

INCOME FROM CONTINUING OPERATIONS	164,217	6,730

LOSS FROM DISCONTINUED OPERATIONS	(7)	(407)

NET INCOME	164,210	6,323

NET INCOME ATTRIBUTABLE TO NONCONTROLLING INTERESTS	(412)	(671)

NET INCOME ATTRIBUTABLE TO CONTROLLING INTEREST	163,798	5,652

DIVIDENDS TO PREFERRED STOCKHOLDERS	(3,227)	(3,813)

NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$160,571	$1,839

PER COMMON SHARE-BASIC:
Income from continuing operations	$3.13	$0.05
Loss from discontinued operations	—	(0.01)

Net income available to common stockholders	$3.13	$0.04

PER COMMON SHARE-DILUTED:
Income from continuing operations	$3.13	$0.05
Loss from discontinued operations	—	(0.01)

Net income available to common stockholders	$3.13	$0.04

CASH DIVIDENDS DECLARED PER COMMON SHARE	$0.25	$0.37

WEIGHTED AVERAGE SHARES	51,350	51,281

DILUTED WEIGHTED AVERAGE SHARES	51,350	51,803

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
FUNDS FROM OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2009 AND 2008
(Unaudited, in thousands, except per share amounts)

	Three Months Ended
	March 31,
	2009	2008
Net Income Available to Common Stockholders	$160,571	$1,839
Depreciation and amortization:
Consolidated properties	13,056	11,265
Discontinued properties	—	174
Share of unconsolidated joint ventures	2,158	1,391
Depreciation of furniture, fixtures and equipment and amortization of specifically identifiable intangible assets:
Consolidated properties	(968)	(770)
Discontinued properties	—	(7)
Share of unconsolidated joint ventures	(10)	(25)
Gain on sale of investment properties, net of applicable income tax provision:
Consolidated	(167,434)	(3,792)
Share of unconsolidated joint ventures	(28)	—
Gain on sale of undepreciated investment properties	209	3,736

Funds From Operations Available to Common Stockholders	$7,554	$13,811

Per Common Share — Basic:
Net Income Available	$3.13	$.04

Funds From Operations	$.15	$.27

Weighted Average Shares-Basic	51,350	51,281

Per Common Share — Diluted:
Net Income Available	$3.13	$.04

Funds From Operations	$.15	$.27

Weighted Average Shares-Diluted	51,350	51,803

     The table above shows Funds From Operations Available to Common Stockholders (“FFO”) and the related reconciliation to Net Income Available to Common Stockholders (“Net Income Available”) for Cousins Properties Incorporated and Subsidiaries. The Company calculated FFO in accordance with the National Association of Real Estate Investment Trusts’ (“NAREIT”) definition, which is net income available to common stockholders (computed in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding extraordinary items, cumulative effect of change in accounting principle and gains or losses from sales of depreciable property, plus depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures to reflect FFO on the same basis.
     FFO is used by industry analysts and investors as a supplemental measure of an equity REIT’s operating performance. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. Thus, NAREIT created FFO as a supplemental measure of REIT operating performance that excludes historical cost depreciation, among other items, from GAAP net income. Management believes that the use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial, improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Company management evaluates operating performance in part based on FFO. Additionally, the Company uses FFO and FFO per share, along with other measures, to assess performance in connection with evaluating and granting incentive compensation to its officers and key employees.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited, in thousands, except share and per share amounts)

	March 31,	December 31,
	2009	2008
ASSETS
PROPERTIES:
Operating properties, net of accumulated depreciation of $192,988 and $182,050 in 2009 and 2008, respectively	$849,386	$853,450
Projects under development	169,427	172,582
Land held for investment or future development	122,360	115,862
Residential lots under development	60,122	59,197
Multi-family units held for sale	70,888	70,658

Total properties	1,272,183	1,271,749

CASH AND CASH EQUIVALENTS	59,662	82,963
RESTRICTED CASH	4,549	3,636
NOTES AND OTHER RECEIVABLES, net of allowance for doubtful accounts of $2,942 and $2,764 in 2009 and 2008, respectively	51,390	51,267
INVESTMENT IN UNCONSOLIDATED JOINT VENTURES	200,726	200,850
OTHER ASSETS	84,200	83,330

TOTAL ASSETS	$1,672,710	$1,693,795

LIABILITIES AND STOCKHOLDERS’ INVESTMENT
NOTES PAYABLE	$945,269	$942,239
ACCOUNTS PAYABLE AND ACCRUED LIABILITIES	55,076	65,026
DEFERRED GAIN	4,620	171,838
DEPOSITS AND DEFERRED INCOME	6,662	6,485

TOTAL LIABILITIES	1,011,627	1,185,588

COMMITMENTS AND CONTINGENT LIABILITIES

REDEEMABLE NONCONTROLLING INTERESTS IN CONSOLIDATED SUBSIDIARIES	12,658	3,945

STOCKHOLDERS’ INVESTMENT:
Preferred stock, 20,000,000 shares authorized, $1 par value:
7.75% Series A cumulative redeemable preferred stock, $25 liquidation preference; 2,993,090 shares issued and outstanding in 2009 and 2008	74,827	74,827
7.50% Series B cumulative redeemable preferred stock, $25 liquidation preference; 3,791,000 shares issued and outstanding in 2009 and 2008	94,775	94,775
Common stock, $1 par value, 150,000,000 shares authorized, 54,912,152 and 54,922,173 shares issued in 2009 and 2008, respectively	54,912	54,922
Additional paid-in capital	369,665	368,829
Treasury stock at cost, 3,570,082 shares in 2009 and 2008	(86,840)	(86,840)
Accumulated other comprehensive loss	(16,121)	(16,601)
Cumulative undistributed net income (distributions in excess of net income)	124,364	(23,189)

TOTAL STOCKHOLDERS’ INVESTMENT ATTRIBUTABLE TO CONTROLLING INTEREST	615,582	466,723

NONREDEEMABLE NONCONTROLLING INTERESTS IN CONSOLIDATED SUBSIDIARIES	32,843	37,539

TOTAL STOCKHOLDERS’ INVESTMENT	648,425	504,262

TOTAL LIABILITIES AND STOCKHOLDERS’ INVESTMENT	$1,672,710	$1,693,795

COUSINS PROPERTIES INCORPORATED
KEY RATIOS AND SUPPLEMENTAL INFORMATION
(in thousands, except per share amounts, percentages and ratios)

	2005	2006	2007	2008 1st	2008 2nd	2008 3rd	2008 4th	2008 YTD	2009 1st

NET INCOME (LOSS) AVAILABLE TO COMMON STOCKHOLDERS	34,491	217,441	17,672	1,839	2,911	6,978	(4,138)	7,590	160,571

FFO AVAILABLE TO COMMON STOCKHOLDERS (“FFO”), EXCLUDING CERTAIN LOSSES ON EXTINGUISHMENT OF DEBT	73,746	74,469	48,437	13,811	16,120	20,931	10,152	61,014	7,554

BASIC WEIGHTED AVERAGE COMMON SHARES	50,277	50,907	51,857	51,281	51,322	51,341	51,377	51,331	51,350
DILUTED WEIGHTED AVERAGE COMMON SHARES	52,035	52,705	53,059	51,803	52,152	51,749	51,377	51,728	51,350
NET INCOME (LOSS) PER COMMON SHARE — BASIC	0.69	4.27	0.34	0.04	0.06	0.14	(0.08)	0.15	3.13
NET INCOME (LOSS) PER COMMON SHARE — DILUTED	0.66	4.13	0.33	0.04	0.06	0.13	(0.08)	0.15	3.13
FFO PER COMMON SHARE — BASIC	1.47	1.46	0.93	0.27	0.31	0.41	0.20	1.19	0.15
FFO PER COMMON SHARE — DILUTED	1.42	1.41	0.91	0.27	0.31	0.40	0.20	1.18	0.15

(A) 2ND GENERATION TI & LEASING COSTS AND BUILDING CAPEX (1)	9,439	13,421	18,979	6,936	8,375	5,010	3,711	24,032	3,531

REGULAR COMMON DIVIDENDS	74,649	75,495	76,782	18,974	18,992	18,995	12,846	69,807	12,838
SPECIAL COMMON DIVIDEND	—	175,470	—	—	—	—	—	—	—
REGULAR COMMON DIVIDENDS PER SHARE	1.48	1.48	1.48	0.37	0.37	0.37	0.25	1.36	0.25
SPECIAL COMMON DIVIDEND PER SHARE	—	3.40	—	—	—	—	—	—	—
COMMON STOCK PRICE AT PERIOD END	28.30	35.27	22.10	24.71	23.10	25.23	13.85	13.85	6.44
NUMBER OF COMMON SHARES OUTSTANDING AT PERIOD END	50,665	51,748	51,280	51,292	51,336	51,383	51,352	51,352	51,342

PREFERRED STOCK — SERIES A — PRICE AT PERIOD END	25.75	25.90	22.38	21.14	22.50	18.00	12.24	12.24	13.70
NUMBER OF PREFERRED SHARES — SERIES A — OUTSTANDING AT PERIOD END	4,000	4,000	4,000	4,000	4,000	4,000	2,993	2,993	2,993
PREFERRED STOCK — SERIES B — PRICE AT PERIOD END	25.40	25.53	20.59	20.45	21.78	17.00	12.00	12.00	13.16
NUMBER OF PREFERRED SHARES — SERIES B — OUTSTANDING AT PERIOD END	4,000	4,000	4,000	4,000	4,000	4,000	3,791	3,791	3,791
COMMON EQUITY MARKET CAPITALIZATION	1,433,820	1,825,152	1,133,288	1,267,425	1,185,862	1,296,393	711,225	711,225	330,642
PREFERRED EQUITY MARKET CAPITALIZATION	204,600	205,720	171,880	166,360	177,120	140,000	82,126	82,126	90,894
(B) ADJUSTED DEBT (1)	514,560	376,516	773,482	898,205	899,140	973,524	1,073,953	1,073,953	1,084,051

TOTAL MARKET CAPITALIZATION	2,152,980	2,407,388	2,078,650	2,331,990	2,262,122	2,409,917	1,867,304	1,867,304	1,505,587

ADJUSTED DEBT AS A % OF TOTAL MARKET CAPITALIZATION	24%	16%	37%	39%	40%	40%	58%	58%	72%

(B) RECOURSE DEBT (1)	196,824	226,855	205,658	328,106	337,110	392,422	491,603	491,603	502,396
RECOURSE DEBT AS A % OF TOTAL MARKET CAPITALIZATION	9%	9%	10%	14%	15%	16%	26%	26%	33%

COMMON EQUITY MARKET CAPITALIZATION	1,433,820	1,825,152	1,133,288	1,267,425	1,185,862	1,296,393	711,225	711,225	330,642
PREFERRED EQUITY MARKET CAPITALIZATION	204,600	205,720	171,880	166,360	177,120	140,000	82,126	82,126	90,894
(B) TOTAL DEBT (INCLUDING SHARE OF JV’S) (1)	615,645	487,234	846,355	967,832	967,885	1,040,513	1,139,113	1,139,113	1,147,217

TOTAL MARKET CAPITALIZATION	2,254,065	2,518,106	2,151,523	2,401,617	2,330,867	2,476,906	1,932,464	1,932,464	1,568,753

TOTAL DEBT AS A % OF TOTAL MARKET CAPITALIZATION	27%	19%	39%	40%	42%	42%	59%	59%	73%

VARIOUS COVENANTS AS DEFINED UNDER THE COMPANY’S CREDIT FACILITY:
LEVERAGE RATIO	39%	29%	45%	49%	48%	48%	51%	51%	54%
COVENANT REQUIREMENT — NO GREATER THAN	60%	60%	60%	60%	60%	60%	60%	60%	60%

FIXED CHARGES RATIO	2.7	2.4	2.5	2.0	2.1	2.3	2.2	2.2	2.1
COVENANT REQUIREMENT — NO LESS THAN	1.5	1.5	1.5	1.5	1.5	1.5	1.5	1.5	1.5

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

	2005	2006	2007	2008 1st	2008 2nd	2008 3rd	2008 4th	2008 YTD	2009 1st

CONSOLIDATED ENTITY FFO AND NET INCOME:

(C) RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (1):
OFFICE:
191 PEACHTREE	0	1,964	9,349	2,661	2,750	2,857	3,071	11,339	789
221 PEACHTREE CENTER GARAGE	0	0	510	147	189	189	114	639	124
AMERICAN CANCER SOCIETY CENTER	11,376	11,774	11,959	3,555	3,598	3,665	3,729	14,547	3,791
TERMINUS 100	0	0	5,000	4,056	4,161	3,771	4,398	16,386	3,311
ONE GEORGIA CENTER	(1,361)	(219)	(109)	(148)	530	977	1,291	2,650	1,039
THE POINTS AT WATERVIEW	1,872	2,124	2,179	531	504	545	547	2,127	509
LAKESHORE PARK PLAZA	722	922	1,794	505	541	515	580	2,141	567
MERIDIAN MARK PLAZA	4,487	4,475	4,339	1,109	1,178	1,136	1,081	4,504	958
555 NORTH POINT CENTER EAST	1,506	1,771	1,882	488	525	426	550	1,989	501
333 NORTH POINT CENTER EAST	1,395	1,183	1,287	310	280	435	424	1,449	417
200 NORTH POINT CENTER EAST	363	839	1,490	416	406	299	363	1,484	378
100 NORTH POINT CENTER EAST	1,020	1,035	1,320	458	317	392	362	1,529	391
600 UNIVERSITY PARK PLACE	1,701	1,107	1,557	425	419	420	415	1,679	394
GALLERIA 75	1,036	897	649	132	153	169	137	591	22
COSMOPOLITAN CENTER	0	13	341	125	123	142	69	459	139
8995 WESTSIDE PARKWAY (FORMERLY ATHEROGENICS)	1,241	1,263	1,278	324	328	328	327	1,307	192
INHIBITEX	666	917	912	229	230	226	225	910	220

SUBTOTAL	26,024	30,065	45,738	15,323	16,232	16,492	17,683	65,730	13,742

RETAIL:
THE AVENUE CARRIAGE CROSSING	743	5,835	6,774	1,487	1,660	1,700	1,867	6,714	1,140
THE AVENUE WEBB GIN	0	1,653	5,558	1,612	1,495	1,620	1,240	5,967	1,469
SAN JOSE MARKETCENTER	0	3,846	6,450	1,835	1,835	1,876	1,543	7,089	1,693
THE AVENUE FORSYTH	0	0	0	73	546	1,184	724	2,527	1,025
TIFFANY SPRINGS MARKETCENTER	0	0	0	0	(3)	492	768	1,257	803
PROPERTIES CONTRIBUTED TO CP VENTURE FIVE (AVENUE FUND)	16,623	9,068	(45)	34	1	(3)	(2)	30	0

SUBTOTAL	17,366	20,402	18,736	5,041	5,534	6,869	6,140	23,584	6,130

INDUSTRIAL:
KING MILL — BUILDING 3A	0	405	1,187	297	294	295	297	1,183	299
KING MILL — BUILDING 3B	0	0	(32)	(72)	(69)	(66)	(53)	(260)	(63)
LAKESIDE RANCH — BUILDING 20	0	0	794	240	163	184	181	768	176
JEFFERSON MILL — BUILDING A	0	0	0	0	(29)	(29)	(91)	(149)	(57)

SUBTOTAL	0	405	1,949	465	359	384	334	1,542	355

OTHER RENTAL OPERATIONS:
OTHER	1,021	203	82	39	(8)	(49)	(51)	(69)	(31)

SUBTOTAL	1,021	203	82	39	(8)	(49)	(51)	(69)	(31)

PROPERTIES SOLD, NOT IN DISCONTINUED OPERATIONS, RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	2	0	0	0	0	0	0	0	0

TOTAL CONSOLIDATED RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	44,413	51,076	66,505	20,868	22,117	23,696	24,106	90,787	20,196

(D) DISCONTINUED OPERATIONS RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (1):
3100 WINDY HILL RD	2,944	2,676	(1,032)	(233)	(204)	(296)	53	(680)	0
GA 400 LAND LEASES	1,432	1,537	126	0	0	0	0	0	(5)
FROST BANK TOWER	5,123	4,548	41	0	33	0	19	52	0
THE AVENUE OF THE PENINSULA	4,446	5,114	65	0	5	3	10	18	0
3301 WINDY RIDGE PARKWAY	1,693	2,750	224	0	(1)	0	0	(1)	0
OTHER	718	41	8	0	0	0	0	0	(2)

TOTAL DISCONTINUED OPERATIONS RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	16,356	16,666	(568)	(233)	(167)	(293)	82	(611)	(7)

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

	2005	2006	2007	2008 1st	2008 2nd	2008 3rd	2008 4th	2008 YTD	2009 1st

(E) RESIDENTIAL LOT, OUTPARCEL, TRACT AND OTHER INVESTMENT PROPERTY FFO:
OUTPARCEL SALES NET OF COST OF SALES — WHOLLY OWNED (1)	1,367	1,656	1,017	755	25	1,551	59	2,390	582

TRACT SALES NET OF COST OF SALES — WHOLLY OWNED (1)	15,483	2,481	4,977	3,736	4,741	375	352	9,204	96
TRACT SALES NET OF COST OF SALES — JOINT VENTURES (1)	3,390	6,675	651	0	931	1,695	566	3,192	235

TOTAL TRACT SALES NET OF COS	18,873	9,156	5,628	3,736	5,672	2,070	918	12,396	331

OTHER INVESTMENT PROPERTY SALES NET OF COST OF SALES — WHOLLY OWNED (1)	0	11,867	8,184	0	415	956	36	1,407	113

TOTAL OTHER INVESTMENT PROPERTY SALES NET OF COS	0	11,867	8,184	0	415	956	36	1,407	113

LOT SALES NET OF COST OF SALES — WHOLLY OWNED (1)	4,162	2,877	1,124	43	398	279	107	827	236
LOT SALES NET OF COST OF SALES — JOINT VENTURES (1)	10,479	8,217	1,822	121	237	182	255	795	95

TOTAL LOT SALES NET OF COS	14,641	11,094	2,946	164	635	461	362	1,622	331

INTEREST — JOINT VENTURES (1)	(152)	(284)	(238)	(101)	(85)	(139)	(145)	(470)	(137)
OTHER — JOINT VENTURES (1)	(528)	(381)	(1,087)	1,014	258	(235)	(988)	49	(146)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS — JOINT VENTURES (1)	(62)	0	0	(21)	(21)	(21)	0	(63)	(5)

TOTAL RESIDENTIAL LOT, OUTPARCEL, TRACT AND OTHER INVESTMENT PROPERTY FFO	34,139	33,108	16,450	5,547	6,899	4,643	242	17,331	1,069

(F) MULTI-FAMILY FFO:
MULTI-FAMILY SALES NET OF COST OF SALES — CONSOLIDATED (1)	1,828	3,731	144	0	0	744	370	1,114	0
MULTI-FAMILY SALES NET OF COST OF SALES — JOINT VENTURES (1)	7,182	10,343	(185)	650	(227)	973	496	1,892	(1)

TOTAL MULTI-FAMILY FFO	9,010	14,074	(41)	650	(227)	1,717	866	3,006	(1)

DEVELOPMENT INCOME	3,056	4,585	5,881	1,013	1,219	14,322	1,204	17,758	945

MANAGEMENT FEES	24,058	24,437	24,782	5,791	6,153	6,388	7,072	25,404	6,606

LEASING & OTHER FEES	8,084	6,443	5,651	754	430	1,026	2,290	4,500	493

TERMINATION FEES	545	631	5,193	131	(109)	355	30	407	359

INTEREST INCOME & OTHER	1,886	742	1,236	1,229	1,049	636	837	3,751	627

GENERAL & ADMINISTRATIVE EXPENSES:
GENERAL & ADMINISTRATIVE EXPENSES	(40,702)	(42,536)	(40,643)	(10,599)	(9,114)	(9,648)	(9,399)	(38,760)	(9,730)
COMMISSION ON DEVELOPMENT FEE	0	0	0	0	0	(3,372)	(42)	(3,414)	(32)
REIMBURSED GENERAL & ADMINISTRATIVE EXPENSES	(15,116)	(16,056)	(17,167)	(3,786)	(3,953)	(4,006)	(4,534)	(16,279)	(4,228)

TOTAL GENERAL & ADMINISTRATIVE EXPENSES	(55,818)	(58,592)	(57,810)	(14,385)	(13,067)	(17,026)	(13,975)	(58,453)	(13,990)

INTEREST EXPENSE CONSOLIDATED:
2007 CREDIT FACILITY — FLOATING @ LIBOR + .75% to 1.25%	0	0	(3,308)	(1,339)	(1,949)	(2,082)	(2,759)	(8,129)	(2,407)
UNSECURED TERM LOAN — FIXED SWAP RATE OF 5.01% + .70% to 1.20%	0	0	(1,977)	(1,470)	(1,479)	(1,479)	(1,524)	(5,952)	(1,387)
THE AMERICAN CANCER SOCIETY CENTER - 6.45%	0	0	(3,027)	(2,240)	(2,240)	(2,263)	(2,264)	(9,007)	(2,215)
333 & 555 NORTH POINT CENTER DEBT - 7%	(2,165)	(2,121)	(2,072)	(510)	(507)	(503)	(500)	(2,020)	(496)
MERIDIAN MARK PLAZA DEBT - 8.27%	(2,021)	(1,991)	(1,959)	(484)	(482)	(480)	(477)	(1,923)	(475)
600 UNIVERSITY PARK DEBT - 7.38%	(1,009)	(995)	(983)	(243)	(242)	(241)	(240)	(966)	(239)
100 NORTH POINT CENTER EAST DEBT - 5.39%	(932)	(932)	(780)	(169)	(172)	(170)	(170)	(681)	(170)
200 NORTH POINT CENTER EAST DEBT - 5.39%	(826)	(826)	(736)	(168)	(172)	(170)	(170)	(680)	(170)
LAKESHORE PARK PLAZA DEBT - 5.89%		0	0	0	0	(230)	(293)	(523)	(285)
LAKESHORE PARK PLAZA DEBT - 6.78%	(648)	(631)	(612)	(150)	(115)	0	0	(265)	0
KING MILL DEBT - 9%	(34)	(293)	(469)	(121)	(122)	(125)	(125)	(493)	(82)
JEFFERSON MILL DEBT - 9%	0	(23)	(218)	(65)	(67)	(70)	(70)	(272)	(47)
THE POINTS AT WATERVIEW DEBT - 5.66%	(11)	(1,051)	(1,070)	(259)	(258)	(257)	(255)	(1,029)	(254)
TERMINUS 100 DEBT - 6.13%	0	0	(2,358)	(2,800)	(2,801)	(2,801)	(2,801)	(11,203)	(2,802)
SAN JOSE MARKETCENTER DEBT - 5.6%	0	0	(448)	(1,223)	(1,224)	(1,225)	(1,222)	(4,894)	(1,226)
2005 CREDIT FACILITY — FLOATING @ LIBOR + .80% to 1.30%	0	(8,752)	(8,014)	0	0	0	0	0	0
2005 TERMINUS CONSTRUCTION FACILITY — FLOATING @ LIBOR + .80% to 1.30%	0	(2,598)	(3,265)	0	0	0	0	0	0
BRIDGE LOAN — FLOATING @ LIBOR + .75%	0	0	(855)	0	0	0	0	0	0
BANK OF AMERICA PLAZA FINANCING - 6.9575%	(10,197)	(7,447)	(2)	0	0	0	0	0	0
THE AVENUE EAST COBB DEBT - 8.39%	(3,153)	(1,546)	0	0	0	0	0	0	0
CREDIT FACILITY — FLOATING @ LIBOR + .90% to 1.50%	(3,979)	(2,103)	0	0	0	0	0	0	0
OTHER	(1,312)	(363)	(6)	(2)	(1)	(4)	(1)	(8)	(1)
CAPITALIZED	17,193	20,553	23,343	4,968	4,464	3,395	2,067	14,894	1,826

TOTAL INTEREST EXPENSE CONSOLIDATED	(9,094)	(11,119)	(8,816)	(6,275)	(7,367)	(8,705)	(10,804)	(33,151)	(10,430)

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

	2005	2006	2007	2008 1st	2008 2nd	2008 3rd	2008 4th	2008 YTD	2009 1st

OTHER EXPENSES — CONTINUING OPERATIONS:
LOSS ON EXTINGUISHMENT OF DEBT (NOT ASSOCIATED WITH PROPERTY SALE)	0	0	(446)	0	0	0	0	0	0
PROPERTY TAXES & OTHER HOLDING COSTS	(754)	(524)	(579)	(248)	(102)	(307)	(825)	(1,482)	(681)
NET INCOME ATTRIBUTABLE TO NONCONTROLLING INTERESTS (MINORITY INTEREST)	(3,037)	(4,130)	(1,656)	(671)	(251)	(766)	(690)	(2,378)	(412)
PREDEVELOPMENT & OTHER	(568)	(2,287)	(2,243)	(1,507)	(447)	(1,668)	(945)	(4,567)	(865)
IMPAIRMENT LOSS	0	0	0	0	0	0	(2,100)	(2,100)	0

TOTAL OTHER EXPENSES	(4,359)	(6,941)	(4,924)	(2,426)	(800)	(2,741)	(4,560)	(10,527)	(1,958)

(D) OTHER EXPENSES — DISCONTINUED OPERATIONS (1)	0	0	0	0	0	0	0	0	0

INCOME TAX (PROVISION)/BENEFIT:
CONTINUING OPERATIONS	(7,756)	(4,193)	4,423	3,217	2,176	(916)	4,293	8,770	3,941
(D) DISCONTINUED OPERATIONS (1)	(126)	(2)	0	0	0	0	0	0	0

TOTAL INCOME TAX (PROVISION)/BENEFIT	(7,882)	(4,195)	4,423	3,217	2,176	(916)	4,293	8,770	3,941

DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS:
CONSOLIDATED	(2,951)	(2,911)	(2,768)	(770)	(961)	(989)	(1,004)	(3,724)	(968)
(D) DISCONTINUED OPERATIONS (1)	0	0	(25)	(7)	(6)	(6)	0	(19)	0
SHARE OF UNCONSOLIDATED JOINT VENTURES	0	0	(5)	(4)	(5)	(6)	(1)	(16)	(5)

TOTAL NON-REAL ESTATE DEPRECIATION & AMORTIZATION	(2,951)	(2,911)	(2,798)	(781)	(972)	(1,001)	(1,005)	(3,759)	(973)

(G) JOINT VENTURE FFO (EXCLUDING 905 JUNIPER, 50 BISCAYNE, TEMCO, CL REALTY, PINE MOUNTAIN BUILDERS, HANDY ROAD & VERDE) (1):
CP VENTURE TWO LLC	1,722	1,725	1,654	400	364	406	334	1,504	356
CP VENTURE FIVE LLC	0	3,849	2,453	606	571	568	509	2,254	548
TEN PEACHTREE PLACE ASSOCIATES	1,506	1,433	1,226	326	331	350	311	1,318	333
CHARLOTTE GATEWAY VILLAGE, LLC (GATEWAY VILLAGE)	1,191	1,208	1,208	302	302	302	302	1,208	302
CRAWFORD LONG — CPI, LLC	1,865	2,007	2,047	533	526	523	512	2,094	531
AVENUE MURFREESBORO	0	0	108	318	442	519	719	1,998	713
PALISADES WEST LLC	0	(11)	127	27	26	27	347	427	1,172
OTHER	21,269	11,504	(300)	12	36	(53)	(40)	(45)	(51)

TOTAL SHARE OF JOINT VENTURE FFO	27,553	21,715	8,523	2,524	2,598	2,642	2,994	10,758	3,904

PREFERRED STOCK DIVIDENDS	(15,250)	(15,250)	(15,250)	(3,813)	(3,812)	(3,812)	(3,520)	(14,957)	(3,227)

FFO AVAILABLE TO COMMON STOCKHOLDERS, EXCLUDING LOSS ON EXTINGUISHMENT OF DEBT	73,746	74,469	48,437	13,811	16,120	20,931	10,152	61,014	7,554

LOSS ON EXTINGUISHMENT OF DEBT	0	(18,207)	0	0	0	0	0	0	0

FFO AVAILABLE TO COMMON STOCKHOLDERS, AS DEFINED	73,746	56,262	48,437	13,811	16,120	20,931	10,152	61,014	7,554

GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET:
CONTINUING OPERATIONS	15,733	3,012	5,535	3,792	5,212	1,387	408	10,799	167,434
(E) LESS GAIN ON SALE OF UNDEPRECIATED INVESTMENT PROPERTIES (1)	(15,483)	(14,348)	(13,161)	(3,736)	(5,156)	(1,331)	(388)	(10,611)	(209)
DISCONTINUED OPERATIONS	1,037	86,495	18,095	0	0	0	2,472	2,472	0
SHARE OF UNCONSOLIDATED JOINT VENTURES	1,935	135,618	1,186	0	0	0	0	0	28

TOTAL GAIN ON SALE OF INVESTMENT PROPERTIES, NET	3,222	210,777	11,655	56	56	56	2,492	2,660	167,253

DEPRECIATION & AMORTIZATION OF REAL ESTATE (1):
CONSOLIDATED	(23,319)	(27,913)	(37,028)	(10,495)	(11,650)	(12,283)	(14,773)	(49,201)	(12,088)
(D) DISCONTINUED OPERATIONS (1)	(10,316)	(12,866)	(821)	(167)	(168)	(132)	0	(467)	0
SHARE OF UNCONSOLIDATED JOINT VENTURES	(8,842)	(8,819)	(4,571)	(1,366)	(1,447)	(1,594)	(2,009)	(6,416)	(2,148)

TOTAL REAL ESTATE DEPRECIATION & AMORTIZATION	(42,477)	(49,598)	(42,420)	(12,028)	(13,265)	(14,009)	(16,782)	(56,084)	(14,236)

NET INCOME (LOSS) AVAILABLE TO COMMON STOCKHOLDERS	34,491	217,441	17,672	1,839	2,911	6,978	(4,138)	7,590	160,571

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS-SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2005	2006	2007	2008 1st	2008 2nd	2008 3rd	2008 4th	2008 YTD	2009 1st

COUSINS’ SHARE OF CP VENTURE TWO LLC (2):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (REVENUES LESS OPERATING EXPENSES):
COUSINS’ SHARE OF CP VENTURE TWO LLC -OFFICE PORTFOLIO	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%
OFFICE:
FIRST UNION TOWER	8	0	0	0	0	0	0	0	0
GRANDVIEW II	196	157	(1)	0	0	0	0	0	(5)
100 NORTH POINT CENTER EAST	0	0	0	0	0	0	0	0	0
200 NORTH POINT CENTER EAST	0	0	0	0	0	0	0	0	0
PRESBYTERIAN MEDICAL PLAZA	111	106	116	21	29	26	11	87	18

SUBTOTAL OFFICE	315	263	115	21	29	26	11	87	13

COUSINS’ SHARE OF CP VENTURE TWO LLC -RETAIL PORTFOLIO	11.50%	10.32%	10.32%	10.32%	10.32%	10.32%	10.32%	10.32%	10.32%
RETAIL:
NORTH POINT MARKETCENTER	649	668	613	155	143	152	138	588	140
MANSELL CROSSING II	144	153	72	0	0	0	(6)	(6)	0
GREENBRIER MARKETCENTER	517	534	511	133	128	137	134	532	140
LOS ALTOS MARKETCENTER	354	358	345	90	65	91	57	303	63

SUBTOTAL RETAIL	1,664	1,713	1,541	378	336	380	323	1,417	343

TOTAL REVENUES LESS OPERATING EXPENSES	1,979	1,976	1,656	399	365	406	334	1,504	356
INTEREST EXPENSE	(240)	(231)	0	0	0	0	0	0	0
OTHER, NET	(17)	(20)	(2)	1	(1)	0	0	0	0
IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	1,722	1,725	1,654	400	364	406	334	1,504	356
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(667)	(670)	(477)	(112)	(111)	(131)	(195)	(549)	(107)
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	736	1,224	0	0	0	0	0	12

NET INCOME (LOSS)	1,055	1,791	2,401	288	253	275	139	955	261

COUSINS’ SHARE OF CP VENTURE FIVE (2):		40.63%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (REVENUES LESS OPERATING EXPENSES):
THE AVENUE EAST COBB	0	1,382	723	175	182	184	169	710	176
THE AVENUE PEACHTREE CITY	0	843	491	122	116	112	108	458	117
THE AVENUE WEST COBB	0	1,132	685	167	142	152	125	586	133
THE AVENUE VIERA	0	947	620	164	155	153	153	625	155
VIERA MARKETCENTER	0	198	208	55	50	52	40	197	52

TOTAL REVENUES LESS OPERATING EXPENSES	0	4,502	2,727	683	645	653	595	2,576	633
INTEREST EXPENSE	0	(634)	(350)	(87)	(86)	(86)	(86)	(345)	(85)
OTHER, NET	0	(19)	76	10	12	1	0	23	0

FUNDS FROM OPERATIONS	0	3,849	2,453	606	571	568	509	2,254	548
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	(2,018)	(1,205)	(261)	(269)	(359)	(314)	(1,203)	(271)

NET INCOME (LOSS)	0	1,831	1,248	345	302	209	195	1,051	277

COUSINS’ SHARE OF TEN PEACHTREE PLACE ASSOCIATES (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	2,326	2,239	2,020	516	521	539	523	2,099	526
INTEREST EXPENSE	(820)	(806)	(794)	(190)	(190)	(189)	(212)	(781)	(193)

FUNDS FROM OPERATIONS	1,506	1,433	1,226	326	331	350	311	1,318	333
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(1,128)	(1,060)	(1,052)	(267)	(267)	(267)	(243)	(1,044)	(260)

NET INCOME	378	373	174	59	64	83	68	274	73

COUSINS’ SHARE OF GATEWAY VILLAGE (2) (3):
REVENUES LESS OPERATING EXPENSES	1,191	1,208	1,208	302	302	302	302	1,208	302
INTEREST EXPENSE	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	1,191	1,208	1,208	302	302	302	302	1,208	302
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(33)	(32)	(32)	(8)	(8)	(8)	(8)	(32)	(8)

NET INCOME	1,158	1,176	1,176	294	294	294	294	1,176	294

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS-SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2005	2006	2007	2008 1st	2008 2nd	2008 3rd	2008 4th	2008 YTD	2009 1st

COUSINS’ SHARE OF CRAWFORD LONG — CPI (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	3,467	3,586	3,601	918	909	904	892	3,623	909
INTEREST EXPENSE	(1,602)	(1,579)	(1,554)	(385)	(383)	(381)	(380)	(1,529)	(378)

FUNDS FROM OPERATIONS	1,865	2,007	2,047	533	526	523	512	2,094	531
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(1,447)	(1,468)	(1,352)	(321)	(321)	(321)	(324)	(1,287)	(312)

NET INCOME	418	539	695	212	205	202	188	807	219

COUSINS’ SHARE OF AVENUE MURFREESBORO (2):			50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	0	0	554	680	753	844	1,136	3,413	937
OTHER, NET	0	0	0	0	0	27	0	27	0
INTEREST EXPENSE	0	0	(442)	(362)	(311)	(352)	(417)	(1,442)	(224)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	(4)	(4)	(5)	(6)	(1)	(16)	(5)

FUNDS FROM OPERATIONS	0	0	108	314	437	513	718	1,982	708
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	(310)	(351)	(425)	(462)	(708)	(1,946)	(618)

NET INCOME	0	0	(202)	(37)	12	51	10	36	90

COUSINS’ SHARE OF PALISADES WEST LLC (2):		50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	0	(11)	127	27	26	27	347	427	1,172
OTHER, NET	0	0	0	0	0	0	0	0	0
INTEREST EXPENSE	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	0	(11)	127	27	26	27	347	427	1,172
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	(170)	(170)	(532)

NET INCOME	0	(11)	127	27	26	27	177	257	640

COUSINS’ SHARE OF 905 JUNIPER, LLC (2):	72%

MULTI-FAMILY SALES, NET OF COS	514	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	514	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0

NET INCOME	514	0	0	0	0	0	0	0	0

COUSINS’ SHARE OF 50 BISCAYNE, LLC (2):	40%	40%	40%	40%	40%	40%	40%	40%	40%

MULTI-FAMILY SALES, NET OF COS	6,515	10,172	(3,327)	199	195	1,263	487	2,144	0
OTHER, NET	153	171	3,142	451	(422)	(290)	9	(252)	(1)

FUNDS FROM OPERATIONS	6,668	10,343	(185)	650	(227)	973	496	1,892	(1)
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0

NET INCOME	6,668	10,343	(185)	650	(227)	973	496	1,892	(1)

COUSINS’ SHARE OF OTHER (2):
REVENUES LESS OPERATING EXPENSES	15,874	11,344	(65)	(5)	47	6	(19)	29	3
INTEREST EXPENSE	0	0	0	0	0	0	0	0	(28)
OTHER, NET	5,411	172	(235)	17	(11)	(59)	(21)	(74)	(26)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(16)	(12)	0	0	0	0	0	0	0
MARK-TO-MARKET DEBT ADJUSTMENT	0	0	0	0	0	0	0	0	0
IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	21,269	11,504	(300)	12	36	(53)	(40)	(45)	(51)
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(5,014)	(2,991)	(19)	(35)	(35)	(35)	(35)	(140)	(35)
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	1,935	134,882	(41)	0	0	0	0	0	16

NET INCOME	18,190	143,395	(360)	(23)	1	(88)	(75)	(185)	(70)

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS-SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2005	2006	2007	2008 1st	2008 2nd	2008 3rd	2008 4th	2008 YTD	2009 1st

COUSINS’ SHARE OF TEMCO ASSOCIATES (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%

RESIDENTIAL LOT AND TRACT SALES, NET OF COS	4,092	7,523	697	14	32	992	(1)	1,037	0
INTEREST EXPENSE	(152)	(146)	(139)	(34)	(33)	(33)	(32)	(132)	(32)
OTHER, NET	105	125	(274)	(89)	276	(128)	(293)	(234)	(168)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	(21)	(21)	(21)	0	(63)	(5)
IMPAIRMENT LOSS	0	0	0	0	0	0	(22)	(22)	0

FUNDS FROM OPERATIONS	4,045	7,502	284	(130)	254	810	(348)	586	(205)
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(114)	(114)	(123)	(11)	(11)	(11)	(12)	(45)	(5)

NET INCOME	3,931	7,388	161	(141)	243	799	(360)	541	(210)

COUSINS’ SHARE OF CL REALTY, LLC (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%

RESIDENTIAL LOT AND TRACT SALES, NET OF COS	9,052	6,629	1,736	101	1,093	885	716	2,795	335
INTEREST EXPENSE	0	0	(99)	(44)	(40)	(88)	(74)	(246)	(82)
OTHER, NET	(150)	(137)	(638)	1,110	(12)	(100)	(340)	658	29
IMPAIRMENT LOSS	0	0	0	0	0	0	(325)	(325)	0

FUNDS FROM OPERATIONS	8,902	6,492	999	1,167	1,041	697	(23)	2,882	282
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0

NET INCOME	8,902	6,492	999	1,167	1,041	697	(23)	2,882	282

COUSINS’ SHARE OF PINE MOUNTAIN BUILDERS, LLC (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%

RESIDENTIAL LOT AND TRACT SALES, NET OF COS	725	739	41	6	43	0	106	155	(5)
OTHER, NET	0	0	0	0	0	0	(1)	(1)	0

FUNDS FROM OPERATIONS	725	739	41	6	43	0	105	154	(5)
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0

NET INCOME	725	739	41	6	43	0	105	154	(5)

COUSINS’ SHARE OF HANDY ROAD ASSOCIATES, LLC (2):		50%	50%	50%	50%	50%	50%	50%	50%

RESIDENTIAL LOT AND TRACT SALES, NET OF COS	0	0	0	0	0	0	0	0	0
INTEREST EXPENSE	0	(138)	0	(23)	(12)	(18)	(39)	(92)	(23)
OTHER, NET	0	(155)	(175)	(7)	(6)	(7)	(7)	(27)	(7)

FUNDS FROM OPERATIONS	0	(293)	(175)	(30)	(18)	(25)	(46)	(119)	(30)
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0

NET INCOME (LOSS)	0	(293)	(175)	(30)	(18)	(25)	(46)	(119)	(30)

COUSINS’ SHARE OF VERDE GROUP, LLC (2):	4.94%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

RESIDENTIAL LOT AND TRACT SALES, NET OF COS	0	0	0	0	0	0	0	0	0
OTHER, NET	(483)	(214)	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(62)	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	(545)	(214)	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(439)	(467)	0	0	0	0	0	0	0

NET INCOME (LOSS)	(984)	(681)	0	0	0	0	0	0	0

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS-SUPPLEMENTAL DETAIL

FOOTNOTES

(1)	See corresponding reconciliations (identified with capital letters preceding the item descriptions) in Reconciliations of Non-GAAP Financial Measures.

(2)	Cousins’ share of income from unconsolidated joint ventures has been adjusted in certain instances for elimination of inter-company activities and depreciation on Cousins’ investment in joint ventures.

(3)	The Company recognizes a preferred return on its equity in Gateway Village. See Note 5 to “Notes to Consolidated Financial Statements” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008.

COUSINS PROPERTIES INCORPORATED
DEVELOPMENT PIPELINE (1)
As of March 31, 2009
($ in thousands)

							Company's		Company's	Actual or
	Company	Total	Leased GLA (%)			Company's	Share of		Share of	Projected Dates
	Owned	Project	Total Project	Cousins’	Approximate	Share of	Cost Incurred		Remaining	for Completion and
Project	GLA (2)	GLA (3)	(fully executed)	Ownership %	Total Cost	Total Cost	at 3/31/09		Costs	Fully Operational
OFFICE

Terminus 200 (Atlanta, GA)	565,000	565,000	0%	50%	$175,900	$87,950	$49,800		$38,150	const. – 3Q-09 fully operational 3Q-10
Palisades West Building 2 (Austin, TX)	157,000	157,000	24%	50%	38,500	19,250	11,393		7,857	const. – 4Q-08 fully operational 4Q-09

TOTAL OFFICE	722,000	722,000			214,400	107,200	61,193		46,007

RETAIL
Tiffany Springs MarketCenter (Kansas City, MO)	249,000	587,000	89%	88.5%	59,700	52,828	50,787		2,041	const. – 3Q-08 fully operational 3Q-09

The Avenue Forsyth — Phase IA (Suburban Atlanta, GA)	473,000	473,000	55%	88.5%	133,965	118,546	105,259		13,287	const. – 2Q-08 fully operational 2Q-09

TOTAL RETAIL	722,000	1,060,000			193,665	171,374	156,046		15,328

TOTAL PORTFOLIO	1,444,000	1,782,000			$408,065	$278,574	$217,239	(4)	61,335

AMOUNT TO BE FUNDED BY CONSTRUCTION LOAN									(38,150)

AMOUNT REQUIRED TO BE FUNDED BY THE COMPANY									$23,185

(1)	This schedule includes all Office and Retail projects under construction until the projects become fully operational pursuant to accounting principles generally accepted in the United States. Single-family residential projects are included on a separate schedule in this package. Amounts included in the total cost columns represent the estimated costs upon completion of the project and achievement of fully operational status. Significant estimation is required to derive these costs and the final costs may differ from these estimates. The projected dates for completion and fully operational status shown above are also estimates and are subject to change as the projects proceed through the development process.

(2)	Company owned GLA includes square footage owned either directly by the Company or by a joint venture in which the Company is a partner.

(3)	Total project GLA includes anchor stores that may own their own property and other non-owned property contained within the named development.

(4)	Reconciliation to Condensed Consolidated Balance Sheet

Total Cousins’ Share of Cost Incurred per above schedule	$217,239
Less: Investment in unconsolidated joint ventures
Palisades West Building 2	(11,393)
Terminus 200	(49,800)
Add: Prudential’s 11.5% interest in Tiffany Springs MarketCenter	5,609
Add: Prudential’s 11.5% interest in The Avenue Forsyth	13,209
Less: Accumulated depreciation on partially operational consolidated properties	(5,437)

Consolidated projects under development per balance sheet	$169,427

COUSINS PROPERTIES INCORPORATED
PORTFOLIO LISTING
BY PROPERTY TYPE
As of March 31, 2009

						Percent Leased
					Company's	(Fully Executed)
		Metropolitan		Rentable	Ownership	Prior Quarter	Current Quarter
	Property Description	Area	State	Square Feet	Interest	12/31/2008	3/31/2009
I.	OFFICE OPERATING PROPERTIES
	191 Peachtree Tower	Atlanta	Georgia	1,217,000	100.00%	74%	71%
	Gateway Village	Charlotte	North Carolina	1,065,000	50.00%	100%	100%
	The American Cancer Society Center	Atlanta	Georgia	993,000	100.00%	100%	97%
	Terminus 100	Atlanta	Georgia	656,000	100.00%	97%	97%
	One Georgia Center (a)	Atlanta	Georgia	375,000	88.50%	100%	100%
	Emory University Hospital Midtown Medical Office Tower	Atlanta	Georgia	358,000	50.00%	100%	97%
	Ten Peachtree Place	Atlanta	Georgia	260,000	50.00%	92%	92%
	Palisades West Building 1	Austin	Texas	216,000	50.00%	100%	100%
	The Points at Waterview	Dallas	Texas	203,000	100.00%	98%	97%
	Lakeshore Park Plaza (b)	Birmingham	Alabama	196,000	100.00%	96%	96%
	Meridian Mark Plaza	Atlanta	Georgia	160,000	100.00%	92%	92%
	555 North Point Center East	Atlanta	Georgia	152,000	100.00%	98%	98%
	333 North Point Center East	Atlanta	Georgia	130,000	100.00%	100%	100%
	200 North Point Center East	Atlanta	Georgia	130,000	100.00%	100%	100%
	100 North Point Center East	Atlanta	Georgia	128,000	100.00%	97%	97%
	600 University Park Place (b)	Birmingham	Alabama	123,000	100.00%	100%	100%
	Galleria 75	Atlanta	Georgia	114,000	100.00%	39%	40%
	Cosmopolitan Center	Atlanta	Georgia	85,000	100.00%	94%	88%
	Presbyterian Medical Plaza	Charlotte	North Carolina	69,000	11.50%	83%	81%
	8995 Westside Parkway (formerly known as AtheroGenics)	Atlanta	Georgia	51,000	100.00%	100%	29%
	Inhibitex	Atlanta	Georgia	51,000	100.00%	100%	100%

	Total Office Operating Portfolio			6,732,000			90%*

	OFFICE DEVELOPMENT PROPERTIES (c)
	Terminus 200 (a)	Atlanta	Georgia	565,000	50.00%	3%	0%
	Palisades West Building 2	Austin	Texas	157,000	50.00%	21%	24%

	Total Office Development Properties			722,000

	TOTAL OFFICE, OPERATING AND DEVELOPMENT			7,454,000

*	191 Peachtree Tower was considered a Development/Redevelopment Property as of December 31, 2008 and was not included in this percentage as of that date or in any prior periods.

COUSINS PROPERTIES INCORPORATED
PORTFOLIO LISTING
BY PROPERTY TYPE
As of March 31, 2009

					Percent Leased
				Company's	(Fully Executed)
	Metropolitan		Rentable	Ownership	Prior Quarter	Current Quarter
Property Description	Area	State	Square Feet	Interest	12/31/2008	3/31/2009
II. RETAIL OPERATING PROPERTIES
The Avenue Murfreesboro	Nashville	Tennessee	749,000	50.00%	75%	75%
The Avenue Carriage Crossing (b)	Memphis	Tennessee	511,000	100.00%	83%	83%
North Point MarketCenter	Atlanta	Georgia	401,000	10.32%	83%	82%
Greenbrier MarketCenter	Chesapeake	Virginia	376,000	10.32%	99%	99%
The Avenue Webb Gin	Atlanta	Georgia	356,000	100.00%	81%	80%
The Avenue Viera	Viera	Florida	332,000	11.50%	94%	93%
The Avenue West Cobb	Atlanta	Georgia	257,000	11.50%	83%	82%
The Avenue East Cobb	Atlanta	Georgia	231,000	11.50%	98%	96%
San Jose MarketCenter	San Jose	California	214,000	100.00%	98%	97%
The Avenue Peachtree City	Atlanta	Georgia	183,000	11.50%	94%	94%
Viera MarketCenter	Viera	Florida	178,000	11.50%	95%	95%
Los Altos MarketCenter	Long Beach	California	157,000	10.32%	84%	75%

Total Retail Operating Properties			3,945,000			83%

RETAIL DEVELOPMENT PROPERTIES (c)
The Avenue Forsyth (a)	Atlanta	Georgia	473,000	88.50%	56%	55%
Tiffany Springs MarketCenter (a)	Kansas City	Missouri	249,000	88.50%	73%	75%

Total Retail Development Properties			722,000

TOTAL RETAIL, OPERATING AND DEVELOPMENT			4,667,000

III. INDUSTRIAL OPERATING PROPERTIES
Lakeside Ranch Business Park — Building 20 (b)	Dallas	Texas	749,000	100.00%	48%	48%
Jefferson Mill Business Park — Building A	Atlanta	Georgia	459,000	75.00%	0%	0%
King Mill Distribution Park — Building 3A	Atlanta	Georgia	417,000	75.00%	100%	100%
King Mill Distribution Park — Building 3B	Atlanta	Georgia	379,000	75.00%	0%	0%

TOTAL INDUSTRIAL OPERATING PROPERTIES			2,004,000			40%

TOTAL PORTFOLIO OPERATING AND DEVELOPMENT			14,125,000

COUSINS PROPERTIES INCORPORATED
PORTFOLIO LISTING
BY PROPERTY TYPE & GEOGRAPHICAL CONCENTRATION
As of March 31, 2009

		Company	Weighted	Percent Leased -
		Share of	Portfolio	Fully Executed
	Rentable	Rentable	Ownership	Excludes
	Square Feet	Square Feet	%	Development Properties
SUMMARY BY TYPE
Office	7,454,000	6,039,000	60%	90%
Retail	4,667,000	2,328,000	23%	83%
Industrial	2,004,000	1,690,000	17%	40%

TOTAL	14,125,000	10,057,000	100%

SUMMARY BY STATE
Georgia	8,581,000	6,625,000	66%	79%
Texas	1,325,000	1,139,000	11%	62%
Tennessee	1,260,000	886,000	9%	80%
North Carolina	1,134,000	540,000	5%	100%
Alabama	319,000	319,000	3%	98%
California	371,000	230,000	2%	96%
Missouri	249,000	220,000	2%	N/A
Florida	510,000	59,000	1%	94%
Virginia	376,000	39,000	1%	99%

	14,125,000	10,057,000	100%

(a)	This project is owned through a joint venture with a third party who has contributed equity, but the equity ownership and the allocation of the results of operations and/or gain on sale may be disproportionate.

(b)	These projects are shown as 100% owned by the Company; however, they are owned in a joint venture with a third party who may receive a participation in operations and/or on sale of the property depending upon achievement of certain thresholds.

(c)	These properties are under construction and/or in lease up.

COUSINS PROPERTIES INCORPORATED
SAME PROPERTY INFORMATION

	First Quarter 2009 vs			First Quarter 2009 vs
	Fourth Quarter 2008			First Quarter 2008
	Office	Retail	Total	Office	Retail	Total
Rental Property Revenues (1) less Operating Expenses	-6.9%	1.6%	-3.8%	5.8%	-10.1%	-1.5%

Cash Basis Rental Property Revenues (2) less Operating Expenses	-6.4%	1.5%	-3.5%	4.4%	-9.1%	-1.8%

Note: The following properties are included in the same property portfolio:	Office
	Gateway Village	333 Northpoint Center East
	The American Cancer Society Center	200 Northpoint Center East
	One Georgia Center	100 Northpoint Center East
	Emory University Hospital Midtown Medical Office Tower	600 University Park Place
	Ten Peachtree Place	Galleria 75
	The Points at Waterview	Cosmopolitan Center
	Lakeshore Park Plaza	Presbyterian Medical Plaza
	Meridian Mark Plaza	8995 Westside Parkway (formerly known as AtheroGenics)
	555 Northpoint Center East	Inhibitex
Terminus 100 (1Q to 4Q only)

Retail

	The Avenue Carriage Crossing	The Avenue Peachtree City
	North Point MarketCenter	Viera MarketCenter
	Greenbrier MarketCenter	Los Altos MarketCenter
	The Avenue Viera	San Jose MarketCenter
	The Avenue West Cobb	The Avenue Webb Gin
The Avenue East Cobb

(1)	Rental Property Revenues is Total Rental Property Revenues of the Company and its unconsolidated joint ventures.

(2)	Cash Basis Rental Property Revenues is Rental Property Revenues of the Company and its unconsolidated joint ventures. It excludes straight-line rents and amortization of above and below market leases.

COUSINS PROPERTIES INCORPORATED
SQUARE FEET EXPIRING
As of March 31, 2009
OFFICE
As of March 31, 2009, the Company’s office portfolio included 21 commercial office buildings, excluding all properties currently under development and buildings in lease-up stage. The weighted average remaining lease term of these office buildings was approximately eight years as of March 31, 2009. Most of the major tenant leases in these buildings provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:

										2018 &
	2009	2010	2011	2012	2013	2014	2015	2016	2017	Thereafter	Total
Total (including Company’s % share of Joint Venture Properties):
Square Feet Expiring (1)	321,508	224,249	497,305	202,007	449,811	256,316	278,500	718,726	572,465	1,587,281	5,108,168
% of Leased Space	6%	4%	10%	4%	9%	5%	6%	14%	11%	31%	100%
Annual Contractual Rent (000’s) (2)	$4,268	$3,584	$7,108	$3,552	$8,646	$5,501	$5,369	$13,320	$13,773	$35,619	$100,740
Annual Contractual Rent/Sq. Ft. (2)	$13.27	$15.98	$14.29	$17.58	$19.22	$21.46	$19.28	$18.53	$24.06	$22.44	$19.72

Wholly Owned:
Square Feet Expiring (1)	303,155	211,415	478,411	147,262	303,624	232,852	260,090	181,119	491,967	1,227,377	3,837,272 (3)
% of Leased Space	8%	5%	12%	4%	8%	6%	7%	5%	13%	32%	100%
Annual Contractual Rent (000’s) (2)	$4,061	$3,363	$6,886	$2,465	$5,955	$4,918	$5,097	$3,355	$11,792	$29,176	$77,068
Annual Contractual Rent/Sq. Ft. (2)	$13.40	$15.91	$14.39	$16.74	$19.61	$21.12	$19.60	$18.52	$23.97	$23.77	$20.08

Joint Venture:
Square Feet Expiring (1)	23,633	19,770	32,285	139,316	278,700	46,927	23,697	1,071,594	159,886	500,571	2,296,379 (4)
% of Leased Space	1%	1%	1%	6%	12%	2%	1%	47%	7%	22%	100%
Annual Contractual Rent (000’s) (2)	$294	$359	$423	$2,799	$5,185	$1,165	$370	$19,869	$3,960	$10,327	$44,751
Annual Contractual Rent/Sq. Ft. (2)	$12.42	$18.13	$13.11	$20.09	$18.60	$24.83	$15.60	$18.54	$24.77	$20.63	$19.49

(1)	Where a tenant has the option to cancel its lease without penalty, the lease expiration date used in the table above reflects the cancellation option date rather than the lease expiration date.

(2)	Annual Contractual Rent excludes the operating expense reimbursement portion of the rent payable. If the lease does not provide for pass through of such operating expense reimbursements, an estimate of operating expenses is deducted from the rental rate shown. The contractual rental rate shown is the estimated rate in the year of expiration.

(3)	Rentable square feet leased as of March 31, 2009 out of approximately 4,389,000 total rentable square feet.

(4)	Rentable square feet leased as of March 31, 2009 out of approximately 2,343,000 total rentable square feet.

COUSINS PROPERTIES INCORPORATED
SQUARE FEET EXPIRING
As of March 31, 2009
RETAIL
As of March 31, 2009, the Company’s retail portfolio included 12 retail properties, excluding all properties currently under development and/or in lease-up. The weighted average remaining lease term of these retail properties was approximately eight years as of March 31, 2009. Most of the major tenant leases in these retail properties provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:

										2018 &
	2009	2010	2011	2012	2013	2014	2015	2016	2017	Thereafter	Total
Total (including Company’s % share of Joint Venture Properties):
Square Feet Expiring (1)	29,876	28,235	90,859	70,371	40,304	19,577	82,800	349,801	188,378	508,127	1,408,328
% of Leased Space	2%	2%	7%	5%	3%	1%	6%	25%	13%	36%	100%
Annual Contractual Rent (000’s) (2)	$386	$580	$2,354	$1,640	$1,063	$492	$2,119	$9,059	$5,512	$8,274	$31,479
Annual Contractual Rent/Sq. Ft. (2)	$12.93	$20.55	$25.90	$23.30	$26.38	$25.12	$25.59	$25.90	$29.26	$16.28	$22.35

Wholly Owned:
Square Feet Expiring (1)	13,310	6,443	62,953	36,594	16,635	2,275	52,767	328,623	142,754	255,111	917,465 (3)
% of Leased Space	1%	1%	7%	4%	2%	0%	6%	36%	15%	28%	100%
Annual Contractual Rent (000’s) (2)	$158	$119	$1,913	$953	$442	$82	$1,541	$8,615	$4,550	$4,293	$22,666
Annual Contractual Rent/Sq. Ft. (2)	$11.84	$18.44	$30.39	$26.05	$26.56	$36.00	$29.20	$26.22	$31.87	$16.83	$24.70

Joint Venture:
Square Feet Expiring (1)	110,599	190,094	264,325	304,413	151,590	147,219	202,176	193,315	233,098	669,789	2,466,618 (4)
% of Leased Space	5%	8%	11%	12%	6%	6%	8%	8%	9%	27%	100%
Annual Contractual Rent (000’s) (2)	$1,620	$4,081	$4,087	$6,031	$3,883	$3,435	$4,172	$4,016	$4,890	$9,996	$46,211
Annual Contractual Rent/Sq. Ft. (2)	$14.65	$21.47	$15.46	$19.81	$25.61	$23.33	$20.64	$20.78	$20.98	$14.92	$18.74

(1)	Certain leases contain termination options, with or without penalty, if co-tenancy clauses or sales volume levels are not achieved. The expiration date per the lease is used for these leases in the above table, although early termination is possible.

(2)	Annual Contractual Rent excludes the operating expense reimbursement portion of the rent payable and any percentage rents due. The contractual rental rate shown is the estimated rate in the year of expiration.

(3)	Gross leasable area leased as of March 31, 2009 out of approximately 1,081,000 total gross leasable area.

(4)	Gross leasable area leased as of March 31, 2009 out of approximately 2,864,000 total gross leasable area.

COUSINS PROPERTIES INCORPORATED
SQUARE FEET EXPIRING
As of March 31, 2009
INDUSTRIAL
As of March 31, 2009, the Company’s operating industrial portfolio consisted of King Mill Distribution Park — Building 3, Jefferson Mill Business Park — Building A and Lakeside Ranch Business Park — Building 20. The leases provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:

	2012	Total
Company’s % share of Joint Venture Properties:
Square Feet Expiring	668,671	668,671
% of Leased Space	100%	100%
Annual Contractual Rent (000’s) (1)	$2,063	$2,063
Annual Contractual Rent/Sq. Ft. (1)	$3.09	$3.09

Joint Venture:
Square Feet Expiring	773,021	773,021 (2)
% of Leased Space	100%	100%
Annual Contractual Rent (000’s) (1)	$2,368	$2,368
Annual Contractual Rent/Sq. Ft. (1)	$3.06	$3.06

(1)	Annual Contractual Rent excludes the operating expense reimbursement portion of the rent payable. The contractual rental rate shown is the estimated rate in the year of expiration.

(2)	Rentable square feet leased as of March 31, 2009 out of approximately 2,004,000 total rentable square feet.

COUSINS PROPERTIES INCORPORATED
TOP 25 LARGEST TENANTS
BASED ON SQUARE FEET OF TOTAL PORTFOLIO
As of March 31, 2009

			Percentage of Total Portfolio	Average Remaining
	Tenant (1)	Product Type	at the Company’s Share (2)	Lease Term (Years)
1.	Bank of America (3)	Office	5.9%	6.8
2.	HD Supply	Industrial	3.9%	3.1
3.	Deloitte & Touche	Office	3.7%	15.2
4.	Snapper	Industrial	3.5%	2.9
5.	American Cancer Society	Office	3.0%	13.3
6.	Georgia Department of Transportation	Office	2.8%	9.3
7.	AT&T	Office	1.5%	0.5
8.	Internap Network Services	Office	1.3%	11.1
9.	AGL Services Company	Office	1.3%	4.0
10.	MedAssets Net Revenue Systems, LLC	Office	1.2%	6.0
11.	Dimensional Fund Advisors	Office	1.2%	14.5
12.	Bombardier Aerospace Corporation	Office	1.1%	3.9
13.	Georgia Lottery Corporation	Office	1.1%	14.3
14.	Barnes & Noble	Retail	1.1%	7.7
15.	CB Richard Ellis	Office	1.0%	8.3
16.	Emory University	Office	0.8%	7.7
17.	US South Communications	Office	0.8%	2.1
18.	Citigroup	Office	0.8%	9.5
19.	The Gap Inc.	Retail	0.8%	2.8
20.	Premiere Global Services, Inc.	Office	0.7%	9.4
21.	KIDS II, Inc.	Office	0.7%	6.8
22.	Best Buy	Retail	0.7%	9.3
23.	Limited Brands	Retail	0.7%	8.0
24.	Turner Broadcasting System, Inc.	Office	0.6%	2.2
25.	Sapient Corporation	Office	0.6%	13.8

	Total leased square feet of Top 25 Largest Tenants		40.8%	7.8

(1)	In some cases, the actual tenant may be an affiliate of the entity shown.

(2)	Percentages are based on square footage of all office, retail and industrial properties, whether operating, under development or in the lease-up stage.

(3)	The Company’s economic exposure for this tenant is limited through a joint venture arrangement to a fixed return of approximately $1.2 million per year.

COUSINS PROPERTIES INCORPORATED
INVENTORY OF LAND HELD
As of March 31, 2009

		Company’s		Developable			Cost
		Ownership		Land Area		Year	Basis
Description and Location	Zoned Use	Interest		(Acres)		Acquired	($000) (1)
CONSOLIDATED
Round Rock Land
Austin, TX	Retail and Commercial	100%		60		2005	$17,115
King Mill Distribution Park
Suburban Atlanta, GA	Industrial	100%		130	(2)	2005	17,018
Jefferson Mill Business Park
Suburban Atlanta, GA	Industrial and Commercial	100%		172	(2)	2006	13,702
Terminus
Atlanta, GA	Mixed Use	100%		4		2005	11,938
Land Adjacent to The Avenue Forsyth
Suburban Atlanta, GA	Retail	94	%(3)	15		2007	10,434
615 Peachtree Street
Atlanta, GA	Mixed Use	100%		2		1996	10,164
Blalock Lakes
Suburban Atlanta, GA	Residential	100%		1,205		2008	9,649
Lakeside Ranch Business Park
Dallas, TX	Industrial and Commercial	100	%(4)	48		2006	9,455
505 / 511 / 555 / 557 Peachtree Street
Atlanta, GA	Mixed Use	100%		1		2004	5,988
Research Park V
Austin, TX	Commercial	100%		6		1998	4,894
Lancaster
Dallas, TX	Industrial	100	%(4)	47		2007	4,844
North Point
Suburban Atlanta, GA	Mixed Use	100%		37		1970-1985	3,361
Land Adjacent to The Avenue Carriage Crossing
Suburban Memphis, TN	Retail	100%		2		2004	1,969
Land Adjacent to The Avenue Webb Gin
Suburban Atlanta, GA	Retail	100%		2		2005	946
Wildwood Office Park
Suburban Atlanta, GA	Mixed Use	100%		23		1971-1989	883
The Lakes at Cedar Grove
Suburban Atlanta, GA	Mixed Use	100%		9		2002	—	(5)

TOTAL CONSOLIDATED LAND HELD							$122,360

COUSINS PROPERTIES INCORPORATED
INVENTORY OF LAND HELD
As of March 31, 2009

		Company’s	Developable		Cost
		Ownership	Land Area	Year	Basis
Description and Location	Zoned Use	Interest	(Acres)	Acquired	($000) (1)
JOINT VENTURES
TEMCO ASSOCIATES TRACTS:
Paulding County
Suburban Atlanta, GA	Residential and Mixed Use	50%	5,641	2005	$13,161
Happy Valley
Suburban Atlanta, GA	Residential	50%	228	2003	2,756
Seven Hills
Suburban Atlanta, GA	Residential and Mixed Use	50%	95	2002-2005	—	(5)

CL REALTY, L.L.C. TRACTS:

Padre Island
Corpus Christi, TX	Residential and Mixed Use	50%	15	2005	11,545
Summer Creek Ranch
Forth Worth, TX	Residential and Mixed Use	50%	363	2002	—	(5)
Long Meadow Farms
Houston, TX	Residential and Mixed Use	19%	138	2002	—	(5)
Waterford Park
Rosenberg, TX	Commercial	50%	37	2005	—	(5)
Village Park
McKinney, TX	Residential	50%	2	2003-2005	—	(5)

OTHER JOINT VENTURES:

Land Adjacent to The Avenue Murfreesboro
Suburban Nashville, TN	Retail	50%	8	2006	5,028
Handy Road Associates, LLC
Suburban Atlanta, GA	Large Lot Residential	50%	1,187	2004	5,452
Glenmore Garden Villas
Suburban Charlotte, NC	Multi-Family (6)	50%	16	2007	10,091
Wildwood Office Park
Suburban Atlanta, GA	Office and Commercial	50%	36	1971-1989	21,249

Total Acres			9,529

(1)	Cost Basis reflects the Company’s basis for consolidated properties and the venture’s basis for joint venture properties.

(2)	A third party has the option to purchase certain tracts aggregating approximately 145 acres through June 30, 2011, under certain circumstances, and is obligated to purchase certain other tracts aggregating approximately 89 acres on or before December 31, 2009.

(3)	Ownership percentage reflects blended ownership. A portion of the developable land area is owned 100% by the Company and a portion is owned 88.5% by a consolidated joint venture.

(4)	This project is owned through a joint venture with a third party who has contributed equity, but the equity ownership and the allocation of the results of operations and/or gain on sale most likely will be disproportionate.

(5)	These residential communities have adjacent land that may be sold to third parties in large tracts for residential, multi-family or commercial development. The basis of these tracts and the lot inventory are included on the Inventory of Residential Lots schedule.

(6)	This project contains two completed townhomes, four partially completed townhomes and 12 ready to build pads, as well as land available for an additional 53 townhome units.

COUSINS PROPERTIES INCORPORATED
INVENTORY OF RESIDENTIAL LOTS
As of March 31, 2009

		Estimated	Estimated	Developed	Lots Sold	Lots Sold	Total	Remaining	Cost
	Year	Project Life	Total Lots to	Lots in	in Current	Year to	Lots	Lots to be	Basis
Description	Commenced	(In Years)	be Developed (1)	Inventory	Quarter	Date	Sold	Sold	($000) (2)
Cousins Real Estate Corporation (Consolidated)
The Lakes at Cedar Grove (3)	2001	13	906	73	—	—	702	204	$5,327
Fulton County
Suburban Atlanta, GA
Callaway Gardens (50% owned)(4)	2006	8	559	125	2	2	14	545	14,261
Harris County
Pine Mountain, GA
Blalock Lakes	2006	9	142	94	—	—	16	126	36,813
Coweta County
Newnan, GA
Longleaf at Callaway (5)	2002	8	138	14	—	—	124	14	438
Harris County
Pine Mountain, GA
River’s Call	1999	12	107	13	—	—	94	13	559
East Cobb County
Suburban Atlanta, GA
Tillman Hall	2008	3	29	27	2	2	2	27	2,724
Gwinnett County
Suburban Atlanta, GA

Total consolidated			1,881	346	4	4	952	929	60,122

Temco Associates (50% owned)(6)
Bentwater	1998	11	1,676	5	—	—	1,671	5	16
Paulding County
Suburban Atlanta, GA
The Georgian (75% owned)	2003	21	1,385	258	—	—	288	1,097	23,247
Paulding County
Suburban Atlanta, GA
Seven Hills	2003	11	1,077	328	—	—	634	443	15,874
Paulding County
Suburban Atlanta, GA
Harris Place	2004	6	27	9	—	—	18	9	649
Paulding County
Suburban Atlanta, GA

Total Temco			4,165	600	—	—	2,611	1,554	39,786

CL Realty, LLC (50% owned) (6)
Long Meadow Farms (37.5% owned)	2003	14	2,106	154	1	1	604	1,502	19,161
Fort Bend County
Houston, TX
Summer Creek Ranch	2003	13	2,568	187	—	—	796	1,772	22,965
Tarrant County
Fort Worth, TX
Bar C Ranch	2004	15	1,199	138	—	—	176	1,023	8,249
Tarrant County
Fort Worth, TX
Summer Lakes	2003	10	1,123	177	—	—	325	798	7,301
Fort Bend County
Rosenberg, TX

COUSINS PROPERTIES INCORPORATED
INVENTORY OF RESIDENTIAL LOTS
As of March 31, 2009

		Estimated	Estimated	Developed	Lots Sold	Lots Sold	Total	Remaining	Cost
	Year	Project Life	Total Lots to	Lots in	in Current	Year to	Lots	Lots to be	Basis
Description	Commenced	(In Years)	be Developed (1)	Inventory	Quarter	Date	Sold	Sold	($000) (2)
CL Realty, LLC, continued
Southern Trails (80% owned)	2005	9	1,069	29	6	6	326	743	$20,823
Brazoria County
Pearland, TX
Village Park	2003	7	560	17	—	—	339	221	7,035
Collin County
McKinney, TX
Waterford Park	2005	7	493	—	—	—	—	493	8,415
Fort Bend County
Rosenberg, TX
Stonewall Estates (50% owned)	2005	7	381	72	12	12	180	201	8,623
Bexar County
San Antonio, TX
Manatee River Plantation	2003	8	457	109	—	—	348	109	4,195
Manatee County
Tampa, FL
Stillwater Canyon	2003	8	335	6	—	—	225	110	2,317
Dallas County
DeSoto, TX
Creekside Oaks	2003	10	301	176	—	—	125	176	6,129
Manatee County
Bradenton, FL
Blue Valley (25% owned)	2005	7	197	3	—	—	25	172	33,408
Cherokee & Fulton Counties
Alpharetta, GA
Village Park North	2005	7	189	10	2	2	69	120	2,388
Collin County
McKinney, TX
Bridle Path Estates	2004	8	87	—	—	—	—	87	3,214
Hillsborough County
Tampa, FL
West Park	2005	8	85	—	—	—	21	64	5,264
Cobb County
Suburban Atlanta, GA

Total CL Realty			11,150	1,078	21	21	3,559	7,591	159,487

Total			17,196	2,024	25	25	7,122	10,074	$259,395

Company Share of Total			8,152	1,020	10	10	3,718	4,433	$126,968

Company Weighted Average Ownership			47%	50%	40%	40%	52%	44%	49%

(1)	This estimate represents the total projected development capacity for a development on owned land. The numbers shown include lots currently developed or to be developed over time, based on management’s current estimates, and lots sold to date from inception of development.

(2)	Includes cost basis of land tracts as detailed on the Inventory of Land Held schedule.

(3)	A third party has a participation in this project after certain thresholds are met.

(4)	Callaway Gardens is owned in a joint venture which is consolidated with the Company. The partner is entitled to a share of the profits after the Company’s capital is recovered.

(5)	Longleaf at Callaway lots are sold to a home building venture, of which the Company is a joint venture partner. As a result of this relationship, the Company recognizes profits when houses are built and sold, rather than at the time lots are sold, as is the case with the Company’s other residential developments. As of March 31, 2009, 122 houses have been sold by this venture.

(6)	The Company owns 50% of Temco Associates and CL Realty, LLC. See the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 for a description of these entities.

COUSINS PROPERTIES INCORPORATED
INVENTORY OF MULTI-FAMILY UNITS HELD FOR SALE (1)
As of March 31, 2009

	Total	Developed	Units Sold	Units Sold	Total	Remaining	Cost
	Units	Units in	in Current	Year to	Units	Units to be	Basis
	Developed	Inventory	Quarter	Date	Sold	Sold	($000)
10 Terminus Place	137	124	—	—	13	124	$70,888
Atlanta, GA

(1)	Glenmore Garden Villas, a townhome community in Charlotte, North Carolina, is included in the Inventory of Land Held schedule herein.

COUSINS PROPERTIES INCORPORATED
DEBT OUTSTANDING
AS OF MARCH 31, 2009
($ in thousands)

					Rate		Company’s		Company’s	Total	Weighted
	Total	Ownership	Maturity		End of		Share		Share	Company	Average Years
Description (Interest Rate Base, if not fixed)	Debt	Percentage	Date		Quarter		Recourse		Non-Recourse (1)	Share	to Maturity

CONSOLIDATED DEBT
CORPORATE CREDIT FACILITY, UNSECURED (LIBOR + 0.75%-1.25%)	$322,000	100%	8/29/2011	(2)	2.66	%(3)	$322,000		$—	$322,000
UNSECURED TERM LOAN	100,000	100%	8/29/2012		6.06	%(4)	100,000			100,000
TERMINUS 100 (INTEREST ONLY)	180,000	100%	10/1/2012		6.13%		5,000		175,000	180,000
THE AMERICAN CANCER SOCIETY CENTER (INTEREST ONLY UNTIL 10/1/2011) (5)	136,000	100%	9/1/2017		6.45%				136,000	136,000
SAN JOSE MARKETCENTER (INTEREST ONLY)	83,300	100%	12/1/2010	(6)	5.60%				83,300	83,300
333/555 NORTH POINT CENTER EAST	27,903	100%	11/1/2011		7.00%		27,903			27,903
100/200 NORTH POINT CENTER EAST (INTEREST ONLY UNTIL 7/1/2010)	25,000	100%	6/1/2012		5.39%				25,000	25,000
MERIDIAN MARK PLAZA	22,641	100%	9/1/2010		8.27%				22,641	22,641
LAKESHORE PARK PLAZA	18,159	100%	8/1/2012		5.89%				18,159	18,159
THE POINTS AT WATERVIEW	17,333	100%	1/1/2016		5.66%				17,333	17,333
600 UNIVERSITY PARK	12,707	100%	8/10/2011		7.38%				12,707	12,707
VARIOUS	226	100%	VARIOUS		VARIOUS		28		198	226

TOTAL CONSOLIDATED	945,269				5.00%		454,931		490,338	945,269	3.6

UNCONSOLIDATED DEBT
CF MURFREESBORO ASSOCIATES (LIBOR +1.15%) ($131MM CONSTRUCTION LOAN)	111,577	50%	7/20/2010	(2)	1.60%		26,220		29,569	55,789
TERMINUS 200 LLC (LIBOR + 1.65%) ($138MM CONSTRUCTION LOAN)	57,199	50%	6/6/2011	(2)	2.10%		17,250		11,350	28,600
EMORY UNIVERSITY HOSPITAL MIDTOWN MEDICAL OFFICE TOWER	50,429	50%	6/1/2013		5.90%				25,215	25,215
THE AVENUE EAST COBB	36,496	11.5%	8/1/2010		8.39%				4,197	4,197
TEN PEACHTREE PLACE	27,741	50%	4/1/2015		5.39%				13,871	13,871
GLENMORE GARDEN VILLAS (LIBOR + 2.25%) ($13.5MM CONSTRUCTION LOANS)	7,990	50%	10/3/2010		2.70%		3,995	(7)		3,995
HANDY ROAD ASSOCIATES (PRIME +0.5%)	3,311	50%	3/31/2010		3.75%				1,656	1,656
PINE MOUNTAIN BUILDERS (PRIME)	2,781	50%	3/27/2010		3.25%				1,391	1,391
TEMCO:
BENTWATER LINKS	3,168	50%	5/22/2009		7.98%				1,584	1,584
CL REALTY:
SUMMER LAKES (PRIME + 1.5%)	2,522	50%	8/22/2009		4.75%				1,261	1,261
WATERFORD PARK (PRIME + 1.5%)	1,239	50%	5/8/2009		4.75%				620	620
MCKINNEY VILLAGE PARK (LIBOR + 2.25%)	1,206	50%	6/28/2009		2.70%				603	603

TOTAL UNCONSOLIDATED	305,659				3.26%		47,465		91,317	138,782	2.4

TOTAL ADJUSTED DEBT	$1,250,928				4.78%		$502,396		$581,655	$1,084,051	3.5

INVESTMENT ENTITY DEBT (8)
CHARLOTTE GATEWAY VILLAGE	$119,370	50%	12/1/2016		6.41%				$59,685	$59,685
CL REALTY:
BLUE VALLEY (PRIME)	22,960	12.5%	10/1/2009		3.25%				2,870	2,870
STONEWALL ESTATES (PRIME)	2,442	25.0%	5/31/2010		3.25%				611	611
							-
TOTAL INVESTMENT ENTITY DEBT	144,772				6.24%		—		63,166	63,166	7.3

TOTAL	$1,395,700				4.86%		$502,396		$644,821	$1,147,217	3.7

(1)	Subject to customary carve-outs for non-recourse loans.

(2)	This loan may be extended at the Company’s option for one year, provided certain conditions are met.

(3)	The Company entered into two interest rate swaps that effectively fix the interest rate on two $75 million tranches of the Company’s Corporate Credit Facility at 2.995% and 2.69%, plus the applicable spreads. The rate shown is the weighted average rate for all borrowings under the Credit Facility.

(4)	The interest rate on this instrument is LIBOR plus 0.70% to 1.20%. The Company entered into an interest rate swap that effectively fixes the underlying LIBOR rate at 5.01%. Rate at the end of the quarter represents the swap rate plus 1.05%.

(5)	The real estate and other assets of this property are restricted under a loan agreement such that these assets are not available to settle other debts of the Company.

(6)	This loan was satisfied in full in April 2009.

(7)	The Company has an obligation to guarantee 50% of the available amount, up to a maximum of $6.75 million.

(8)	An investment entity is defined as an entity where the Company (1) has a fixed commitment to the venture, (2) has no direct or contingent liability for any indebtedness of the venture, except for customary carve-outs, which are commonly included in non-recourse financings and (3) is not the managing member of the venture. Investment entity debt is not included in any of the financial covenant calculations in the Company’s credit facility.

COUSINS PROPERTIES INCORPORATED
SAME PROPERTY GROWTH
First Quarter 2009 Compared to Fourth Quarter 2008
(In thousands, expect percentages)

	Same Property									Non-Same		All Properties
	Office			Retail			Total
	Q4 2008	Q1 2009	% Change	Q4 2008	Q1 2009	% Change	Q4 2008	Q1 2009	% Change	Q4 2008	Q1 2009	Q4 2008	Q1 2009

RENTAL PROPERTY REVENUES	$34,744	$35,529		$19,627	$19,458		$54,371	$54,987		$12,433	$13,816	$66,804	$68,803

RENTAL PROPERTY OPERATING EXPENSES	12,004	14,353		6,691	6,318		18,695	20,671		4,849	6,486	23,544	27,157

RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$22,740	$21,176	-6.9%	$12,936	$13,140	1.6%	$35,676	$34,316	-3.8%	$7,584	$7,330	$43,260	$41,646

RENTAL PROPERTY REVENUES	$34,744	$35,529		$19,627	$19,458		$54,371	$54,987		$12,433	$13,816	$66,804	$68,803
Less: STRAIGHT-LINE RENTS	744	620		203	210		947	830		765	839	1,712	1,669
AMORTIZATION OF LEASE INDUCEMENTS	(122)	(139)		21	21		(101)	(118)		(204)	(132)	(305)	(250)
AMORTIZATION OF ACQUIRED ABOVE MARKET LEASES	5	5		0	0		5	5		(841)	(24)	(836)	(19)

CASH BASIS RENTAL PROPERTY REVENUES (1)	34,117	35,043		19,403	19,227		53,520	54,270		12,713	13,133	66,233	67,403

RENTAL PROPERTY OPERATING EXPENSES	12,004	14,353		6,691	6,318		18,695	20,671		4,849	6,486	23,544	27,157

CASH BASIS RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$22,113	$20,690	-6.4%	$12,712	$12,909	1.5%	$34,825	$33,599	-3.5%	$7,864	$6,647	$42,689	$40,246

RECONCILIATION OF RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES

RENTAL PROPERTY REVENUES	$34,744	$35,529		$19,627	$19,458		$54,371	$54,987		$12,433	$13,816	$66,804	$68,803
RENTAL PROPERTY OPERATING EXPENSES	12,004	14,353		6,691	6,318		18,695	20,671		4,849	6,486	23,544	27,157

	$22,740	$21,176		$12,936	$13,140		$35,676	$34,316		$7,584	$7,330	$43,260	$41,646

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES:
OPERATING PROPERTIES (2)												$24,106	$20,196
DISCONTINUED OPERATIONS (3)												82	(7)
SHARE OF UNCONSOLIDATED JOINT VENTURES (4)												4,110	4,838

COMPANYS’ SHARE OF RENTAL REVENUES LESS RENTAL PROPERTY EXPENSES												28,298	25,027
PARTNERS’ SHARE OF UNCONSOLIDATED JVs (5)												14,962	16,619

TOTAL RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES												$43,260	$41,646

(1)	Cash Basis Rental Property Revenues is Rental Property Revenues of the Company and its unconsolidated joint ventures. It excludes termination fees, inter-company activities, straight-line rents and amortization of acquired above market leases.

(2)	See reconciliation (C) of Reconciliations of Non-GAAP Financial Measures.

(3)	See reconciliation (D) of Reconciliations of Non-GAAP Financial Measures.

(4)	See reconciliation (G) of Reconciliations of Non-GAAP Financial Measures.

(5)	Same property information includes unconsolidated joint venture properties at 100%.

COUSINS PROPERTIES INCORPORATED
SAME PROPERTY GROWTH
First Quarter 2009 Compared to First Quarter 2008
(In thousands, expect percentages)

	Same Property									Non-Same		All Properties
	Office			Retail			Total
	Q1 2008	Q1 2009	% Change	Q1 2008	Q1 2009	% Change	Q1 2008	Q1 2009	% Change	Q1 2008	Q1 2009	Q1 2008	Q1 2009

RENTAL PROPERTY REVENUES	$28,088	$29,703		$20,078	$19,458		$48,166	$49,161		$14,255	$19,642	$62,421	$68,803

RENTAL PROPERTY OPERATING EXPENSES	11,170	11,798		5,464	6,318		16,634	18,116		5,638	9,041	22,272	27,157

RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$16,918	$17,905	5.8%	$14,614	$13,140	-10.1%	$31,532	$31,045	-1.5%	$8,617	$10,601	$40,149	$41,646

RENTAL PROPERTY REVENUES	$28,088	$29,703		$20,078	$19,458		$48,166	$49,161		$14,255	$19,642	$62,421	$68,803

Less: STRAIGHT-LINE RENTS	309	593		394	210		703	803		2,511	866	3,214	1,669
AMORTIZATION OF LEASE INDUCEMENTS	(28)	(55)		21	21		(7)	(34)		(119)	(216)	(126)	(250)
AMORTIZATION OF ACQUIRED ABOVE MARKET LEASES	4	5		0	0		4	5		(119)	(24)	(115)	(19)

CASH BASIS RENTAL PROPERTY REVENUES (1)	27,803	29,160		19,663	19,227		47,466	48,387		11,982	19,016	59,448	67,403

RENTAL PROPERTY OPERATING EXPENSES	11,170	11,798		5,464	6,318		16,634	18,116		5,638	9,041	22,272	27,157

CASH BASIS RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$16,633	$17,362	4.4%	$14,199	$12,909	-9.1%	$30,832	$30,271	-1.8%	$6,344	$9,975	$37,176	$40,246

RECONCILIATION OF RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES

RENTAL PROPERTY REVENUES	$28,088	$29,703		$20,078	$19,458		$48,166	$49,161		$14,255	$19,642	$62,421	$68,803
RENTAL PROPERTY OPERATING EXPENSES	11,170	11,798		5,464	6,318		16,634	18,116		5,638	9,041	22,272	27,157

	$16,918	$17,905		$14,614	$13,140		$31,532	$31,045		$8,617	$10,601	$40,149	$41,646

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES:
OPERATING PROPERTIES (2)												$20,868	$20,196
DISCONTINUED OPERATIONS (3)												(233)	(7)
SHARE OF UNCONSOLIDATED JOINT VENTURES (4)												3,520	4,838

COMPANY’S’ SHARE OF RENTAL REVENUES LESS RENTAL PROPERTY EXPENSES												24,155	25,027
PARTNERS’ SHARE OF UNCONSOLIDATED JVs (5)												15,994	16,619

TOTAL RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES												$40,149	$41,646

(1)	Cash Basis Rental Property Revenues is Rental Property Revenues of the Company and its unconsolidated joint ventures. It excludes termination fees, inter-company activities, straight-line rents and amortization of acquired above market leases.

(2)	See reconciliation (C) of Reconciliations of Non-GAAP Financial Measures.

(3)	See reconciliation (D) of Reconciliations of Non-GAAP Financial Measures.

(4)	See reconciliation (G) of Reconciliations of Non-GAAP Financial Measures.

(5)	Same property information includes unconsolidated joint venture properties at 100%.

COUSINS PROPERTIES INCORPORATED
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
($ in thousands)

RECONCILIATIONS	2005	2006	2007	2008 1st	2008 2nd	2008 3rd	2008 4th	2008 YTD	2009 1st

(A) 2ND GENERATION TI & LEASING COSTS & BUILDING CAPEX:
TOTAL BY TYPE:
SECOND GENERATION LEASING RELATED COSTS	8,422	12,355	18,145	5,573	5,380	3,944	1,087	15,984	676
SECOND GENERATION BUILDING IMPROVEMENTS	1,017	1,066	834	1,363	2,995	1,066	2,624	8,048	2,855

	9,439	13,421	18,979	6,936	8,375	5,010	3,711	24,032	3,531

TOTAL BY SEGMENT:
OFFICE:
SECOND GENERATION LEASING RELATED COSTS	7,820	9,332	18,130	5,573	5,380	3,944	1,087	15,984	676
SECOND GENERATION BUILDING IMPROVEMENTS	1,015	1,066	834	1,363	2,995	1,066	2,624	8,048	2,855

	8,835	10,398	18,964	6,936	8,375	5,010	3,711	24,032	3,531

RETAIL:
SECOND GENERATION LEASING RELATED COSTS	602	3,023	15	0	0	0	0	0	0
SECOND GENERATION BUILDING IMPROVEMENTS	2	0	0	0	0	0	0	0	0

	604	3,023	15	0	0	0	0	0	0

TOTAL 2ND GENERATION TI & LEASING & BUILDING CAPEX	9,439	13,421	18,979	6,936	8,375	5,010	3,711	24,032	3,531

(B) ADJUSTED DEBT:
CONSOLIDATED DEBT	467,516	315,149	676,189	793,882	787,506	852,771	942,239	942,239	945,269
SHARE OF UNCONSOLIDATED JOINT VENTURE DEBT	148,129	172,085	170,166	173,950	180,379	187,742	196,874	196,874	201,948

TOTAL DEBT INCLUDING SHARE OF JV’S	615,645	487,234	846,355	967,832	967,885	1,040,513	1,139,113	1,139,113	1,147,217
SHARE OF INVESTMENT ENTITY DEBT	(101,085)	(110,718)	(72,873)	(69,627)	(68,745)	(66,989)	(65,160)	(65,160)	(63,166)

ADJUSTED DEBT	514,560	376,516	773,482	898,205	899,140	973,524	1,073,953	1,073,953	1,084,051

RECOURSE DEBT	196,824	226,855	205,658	328,106	337,110	392,422	491,603	491,603	502,396
NON-RECOURSE DEBT	317,736	149,661	567,824	570,099	562,030	581,102	582,350	582,350	581,655

ADJUSTED DEBT	514,560	376,516	773,482	898,205	899,140	973,524	1,073,953	1,073,953	1,084,051

(C) RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
OPERATING EXPENSES:
RENTAL PROPERTY REVENUES	72,402	85,032	112,645	34,307	36,700	38,337	38,050	147,394	37,509
RENTAL PROPERTY OPERATING EXPENSES	(27,988)	(33,955)	(46,139)	(13,439)	(14,583)	(14,641)	(13,944)	(56,607)	(17,313)

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	44,414	51,077	66,506	20,868	22,117	23,696	24,106	90,787	20,196

(D) INCOME FROM DISCONTINUED OPERATIONS:
RENTAL PROPERTY REVENUES	28,132	23,766	836	3	6	6	20	35	(5)
LEASE TERMINATION FEES & OTHER INCOME	302	3,155	112	2	0	0	20	22	0
RENTAL PROPERTY OPERATING EXPENSES	(12,078)	(10,257)	(1,516)	(238)	(173)	(299)	42	(668)	(2)

TOTAL RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	16,356	16,664	(568)	(233)	(167)	(293)	82	(611)	(7)
INTEREST EXPENSE	0	0	0	0	0	0	0	0	0
MARK-TO-MARKET DEBT ADJUSTMENT	0	0	0	0	0	0	0	0	0
PROVISION FOR INCOME TAXES	(126)	(2)	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	(25)	(7)	(6)	(6)	0	(19)	0

FUNDS FROM OPERATIONS	16,230	16,662	(593)	(240)	(173)	(299)	82	(630)	(7)
DEPRECIATION AND AMORTIZATION OF REAL ESTATE	(10,316)	(12,866)	(821)	(167)	(168)	(132)	0	(467)	0

INCOME FROM DISCONTINUED OPERATIONS	5,914	3,796	(1,414)	(407)	(341)	(431)	82	(1,097)	(7)

COUSINS PROPERTIES INCORPORATED
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
($ in thousands)

RECONCILIATIONS	2005	2006	2007	2008 1st	2008 2nd	2008 3rd	2008 4th	2008 YTD	2009 1st

(E) CONSOLIDATED RESIDENTIAL LOT, OUTPARCEL, TRACT AND OTHER INVESTMENT PROPERTY SALES AND COST OF SALES:
RESIDENTIAL LOT AND OUTPARCEL SALES — WHOLLY OWNED:
OUTPARCEL SALES	7,004	6,788	3,000	1,600	0	3,250	0	4,850	1,800
LOT SALES	14,929	10,497	6,949	144	1,255	497	247	2,143	748

TOTAL RESIDENTIAL AND OUTPARCEL SALES	21,933	17,285	9,949	1,744	1,255	3,747	247	6,993	2,548

RESIDENTIAL LOT AND OUTPARCEL COST OF SALES — WHOLLY-OWNED:
OUTPARCEL COST OF SALES	5,637	5,132	1,983	845	(25)	1,699	(59)	2,460	1,218
LOT COST OF SALES	10,767	7,620	5,825	101	857	218	140	1,316	512

TOTAL RESIDENTIAL AND OUTPARCEL COST OF SALES	16,404	12,752	7,808	946	832	1,917	81	3,776	1,730

OTHER INVESTMENT PROPERTY INCLUDED IN GAIN ON SALE OF INVESTMENT PROPERTIES	0	11,867	8,184	0	415	956	36	1,407	113
TRACT SALES INCLUDED IN GAIN ON SALE OF INVESTMENT PROPERTIES	15,483	2,481	4,977	3,736	4,741	375	352	9,204	96

OUTPARCEL SALES, TRACT SALES, RESIDENTIAL LOT SALES AND OTHER INVESTMENT PROPERTY SALES, NET -WHOLLY OWNED	21,012	18,881	15,302	4,534	5,579	3,161	554	13,828	1,027

SUMMARY:
OUTPARCEL SALES NET OF COS — WHOLLY OWNED	1,367	1,656	1,017	755	25	1,551	59	2,390	582
OTHER INVESTMENT PROPERTY INCLUDED IN GAIN ON SALE OF INVESTMENT PROPERTIES	0	11,867	8,184	0	415	956	36	1,407	113
TRACT SALES NET OF COS — WHOLLY OWNED	15,483	2,481	4,977	3,736	4,741	375	352	9,204	96
LOT SALES NET OF COS — WHOLLY OWNED	4,162	2,877	1,124	43	398	279	107	827	236

TOTAL WHOLLY OWNED SALES, NET	21,012	18,881	15,302	4,534	5,579	3,161	554	13,828	1,027

SHARE OF UNCONSOLIDATED JOINT VENTURES RESIDENTIAL LOT AND TRACT SALES AND COST OF SALES:

RESIDENTIAL LOT AND TRACT SALES — JOINT VENTURES:
LOT SALES	41,232	38,676	8,718	1,074	1,059	436	1,170	3,739	790
TRACT SALES	6,218	14,235	1,355	0	931	2,660	567	4,158	617

TOTAL RESIDENTIAL LOT AND TRACT SALES	47,450	52,911	10,073	1,074	1,990	3,096	1,737	7,897	1,407

RESIDENTIAL LOT AND TRACT COST OF SALES — JOINT VENTURES:
LOT COST OF SALES	30,753	30,459	6,896	953	822	254	915	2,944	695
TRACT COST OF SALES	2,828	7,560	704	0	0	965	1	966	382

TOTAL RESIDENTIAL LOT AND TRACT COST OF SALES	33,581	38,019	7,600	953	822	1,219	916	3,910	1,077

RESIDENTIAL LOT SALES AND TRACT SALES, NET -JOINT VENTURES	13,869	14,892	2,473	121	1,168	1,877	821	3,987	330

SHARE OF UNCONSOLIDATED JOINT VENTURES:
LOT SALES LESS COST OF SALES	10,479	8,217	1,822	121	237	182	255	795	95
TRACT SALES LESS COST OF SALES	3,390	6,675	651	0	931	1,695	566	3,192	235
INTEREST EXPENSE	(152)	(284)	(238)	(101)	(85)	(139)	(145)	(470)	(137)
OTHER	(528)	(381)	(1,087)	1,014	258	(235)	(988)	49	(146)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(62)	0	0	(21)	(21)	(21)	0	(63)	(5)

RESIDENTIAL LOT AND TRACT SALES, NET — SHARE OF JOINT VENTURES	13,127	14,227	1,148	1,013	1,320	1,482	(312)	3,503	42

TOTAL RESIDENTIAL, OUTPARCEL AND TRACT FFO	34,139	33,108	16,450	5,547	6,899	4,643	242	17,331	1,069

COUSINS PROPERTIES INCORPORATED
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
($ in thousands)

RECONCILIATIONS	2005	2006	2007	2008 1st	2008 2nd	2008 3rd	2008 4th	2008 YTD	2009 1st

(F) CONSOLIDATED MULTI-FAMILY SALES AND COST OF SALES:
MULTI-FAMILY SALES — CONSOLIDATED:
MULTI-FAMILY SALES	11,233	23,134	20	0	0	5,459	2,985	8,444	0
MULTI-FAMILY COST OF SALES	(9,405)	(19,403)	124	0	0	(4,715)	(2,615)	(7,330)	0

MULTI-FAMILY SALES — CONSOLIDATED, NET	1,828	3,731	144	0	0	744	370	1,114	0

MULTI-FAMILY SALES — JOINT VENTURES:
MULTI-FAMILY SALES	26,127	56,734	(66)	3,321	6,171	12,239	1,560	23,291	0
MULTI-FAMILY COST OF SALES	(19,098)	(46,562)	(3,261)	(3,122)	(5,976)	(10,976)	(1,073)	(21,147)	0
OTHER, NET	153	171	3,142	451	(422)	(290)	9	(252)	(1)

MULTI-FAMILY SALES — SHARE OF JOINT VENTURES, NET	7,182	10,343	(185)	650	(227)	973	496	1,892	(1)

TOTAL MULTI-FAMILY FFO	9,010	14,074	(41)	650	(227)	1,717	866	3,006	(1)

(G) SHARE OF INCOME FROM UNCONSOLIDATED JOINT VENTURES:
CP VENTURE TWO LLC	1,055	1,791	2,401	288	253	275	139	955	261
CP VENTURE FIVE LLC	0	1,831	1,248	345	302	209	195	1,051	277
TEN PEACHTREE PLACE ASSOCIATES	378	373	174	59	64	83	68	274	73
GATEWAY VILLAGE	1,158	1,176	1,176	294	294	294	294	1,176	294
CRAWFORD LONG — CPI	418	539	695	212	205	202	188	807	219
AVENUE MURFREESBORO	0	0	(202)	(37)	12	51	10	36	90
PALISADES WEST LLC	0	(11)	127	27	26	27	177	257	640
905 JUNIPER, LLC	514	0	0	0	0	0	0	0	0
50 BISCAYNE, LLC	6,668	10,343	(185)	650	(227)	973	496	1,892	(1)
TEMCO ASSOCIATES	3,931	7,388	161	(141)	243	799	(360)	541	(210)
CL REALTY, LLC	8,902	6,492	999	1,167	1,041	697	(23)	2,882	282
PINE MOUNTAIN BUILDERS, LLC	725	739	41	6	43	0	105	154	(5)
HANDY ROAD ASSOCIATES, LLC	0	(293)	(175)	(30)	(18)	(25)	(46)	(119)	(30)
VERDE GROUP, LLC	(984)	(681)	0	0	0	0	0	0	0
OTHER	18,190	143,395	(360)	(23)	1	(88)	(75)	(185)	(70)

NET INCOME (INCOME FROM UNCONSOLIDATED JOINT VENTURES)	40,955	173,083	6,100	2,817	2,239	3,497	1,168	9,721	1,820

COUSINS PROPERTIES INCORPORATED
DISCUSSION OF NON-GAAP FINANCIAL MEASURES
     The Company uses non-GAAP financial measures in its filings and other public disclosures. These non-GAAP financial measures are defined below. For oral presentations, reconciliations to the most directly comparable GAAP measure may be accessed through the “Quarterly Disclosures” link and the “Supplemental SEC Information” link on the Investor Relations page of the Company’s website, www.cousinsproperties.com.
     The following is a list of non-GAAP financial measures that the Company commonly uses and a description for each measure of (1) the reasons that management believes the measure is useful to investors and (2) if material, any additional uses of the measure by management of the Company.
     “2nd Generation Tenant Improvements and Leasing Costs and Building Capital Expenditures” is used in the valuation and analysis of real estate. Because the Company develops and acquires properties, in addition to operating existing properties, its property acquisition and development expenditures included in the Statements of Cash Flows includes both initial costs associated with developing and acquiring investment assets and those expenditures necessary for operating and maintaining existing properties at historical performance levels. The latter costs are referred to as second generation costs and are useful in evaluating the economic performance of the asset and in valuing the asset. Accordingly, the Company discloses the portion of its property acquisition and development expenditures that pertain to second generation space in its operating properties.
     “Adjusted Debt” is defined as the Company’s debt and the Company’s pro rata share of unconsolidated joint venture debt, excluding debt related to Investment Entities. Investment Entities are unconsolidated joint ventures where the Company (1) has a fixed commitment to the venture, (2) has no direct or contingent liability for any indebtedness of the venture, except for customary carve-outs, which are commonly included in non-recourse financings, and (3) is not the managing member of the venture. Investment Entity debt is not included in any of the financial covenant calculations in the Company’s credit facility. Adjusted Debt is useful as a measure of the Company’s ability to meet its debt obligations and to borrow additional funds.
     “Funds From Operations Available to Common Stockholders” (“FFO”) is a supplemental operating performance measure used in the real estate industry. For periods other than 2005, the Company calculated FFO in accordance with the National Association of Real Estate Investment Trusts’ (“NAREIT”) definition of FFO, which is net income available to common stockholders (computed in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding extraordinary items, cumulative effect of change in accounting principle and gains or losses from sales of depreciable property, plus depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures to reflect FFO on the same basis. For the 2005 period, the Company modified its NAREIT defined calculations of FFO to include $5.0 million in income from a real estate venture related to the sale of real estate. The Company included this amount in FFO

COUSINS PROPERTIES INCORPORATED
DISCUSSION OF NON-GAAP FINANCIAL MEASURES
because, based on the nature of the investment, the Company believes that, for FFO purposes, this income should not be considered gain on the sale of depreciable property.
     FFO is used by industry analysts and investors as a supplemental measure of an equity REIT’s operating performance. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. Thus, NAREIT created FFO as a supplemental measure of REIT operating performance that excludes historical cost depreciation, among other items, from GAAP net income. Management believes that the use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial, improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Company management evaluates operating performance based in part on FFO. Additionally, the Company uses FFO and FFO per share, along with other measures, to assess performance in connection with evaluating and granting incentive compensation to its officers and other key employees.
     “Funds From Operations, Excluding Loss on Extinguishment of Debt” is FFO adjusted to exclude loss on extinguishment of debt, which the Company has presented in the year ended December 31, 2006 in addition to NAREIT-defined FFO. During the second quarter of 2006, the Company contributed The Avenue East Cobb to CP Venture Five, LLC, one of the ventures formed with the Prudential Insurance Company of America. The Avenue East Cobb was encumbered by a mortgage note payable, which was marked-to-market upon contribution to the venture. The Company recorded 88.5%, the extent of outside ownership in the venture, of the debt mark-to-market adjustment, approximately $2.8 million, as a loss on extinguishment of debt. During the third quarter of 2006, in conjunction with the sale of Bank of America Plaza, CSC Associates, L.P. (“CSC”) repaid the non-recourse mortgage note payable on the building. The Company was obligated to CSC to fund this repayment and an additional defeasance charge. The defeasance charge and the unamortized balance of closing costs related to the origination of the note, approximately $15.4 million in the aggregate, were recorded as loss on extinguishment of debt in the third quarter of 2006. NAREIT-defined FFO includes losses on extinguishment of debt in the FFO calculation. The Company believes the charges in the second and third quarters of 2006 relate to the sale or exchange of real estate and should be excluded from FFO to provide the user with a clearer picture of ongoing funds from operations.
     “Rental Property Revenues Less Rental Property Operating Expenses” is used by industry analysts, investors and Company management to measure operating performance of the Company’s properties. Like FFO, Rental Property Revenues Less Rental Property Operating Expenses excludes

COUSINS PROPERTIES INCORPORATED
DISCUSSION OF NON-GAAP FINANCIAL MEASURES
certain components from net income in order to provide results that are more closely related to a property’s results of operations. Certain items, such as interest expense, while included in FFO and net income, do not affect the operating performance of a real estate asset and are often incurred at the corporate level as opposed to the property level. As a result, management uses only those income and expense items that are incurred at the property level to evaluate a property’s performance. Depreciation and amortization are also excluded from this item for the reasons described under FFO above. Additionally, appraisals of real estate are based on the value of an income stream before interest and depreciation.
     “Same-Property Growth” represents the percentage change in Rental Property Revenues less rental property operating expenses and in Cash Basis Rental Property Revenues less rental property operating expenses for Same Properties. Rental Property Revenues is defined as rental property revenues of the Company and its unconsolidated joint ventures, excluding lease termination fees, which are generally one-time payments that may distort results of operations for comparable periods, and inter-company activities. Cash Basis Rental Property Revenues excludes lease termination fees and inter-company activities and also excludes straight-line rents and amortization of acquired above or below market rents. Same Properties include those properties that have been fully operational in each of the comparable reporting periods. Same-Property Growth allows analysts, investors and management to analyze continuing operations and evaluate the growth trend of the Company’s portfolio.
     “Leverage Ratio” represents the calculation of Debt to Total Assets, as defined in the Company’s Credit Agreement. Both Debt and Total Assets include the proportionate share of the Company’s unconsolidated entities.
     “Fixed Charges Ratio” represents the ratio of EBITDA, as defined in the Company’s Credit Agreement, to Fixed Charges, as defined. EBITDA generally represents net income before interest, taxes, depreciation and amortization, subject to various adjustments. Fixed Charges generally represents interest expense, preferred dividends and ground lease payments. Both EBITDA and Fixed Charges include the proportionate share of the Company’s unconsolidated entities.